EXHIBIT 4.9

OLD DOMINION FREIGHT LINE, INC.

$100,000,000 5.85% Series A Senior Notes, Tranche A,

due April 25, 2016

$75,000,000 5.85% Series A Senior Notes, Tranche B,

due April 25, 2016

NOTE PURCHASE AGREEMENT

DATED AS OF APRIL 25, 2006

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Section 22.2.	Payments Due on Non-Business Days	40
Section 22.3.	Accounting Terms	40
Section 22.4.	Severability	41
Section 22.5.	Construction	41
Section 22.6.	Counterparts	41
Section 22.7.	Governing Law	41
Section 22.8.	Jurisdiction and Process; Waiver of Jury Trial	41

SCHEDULE A	—	INFORMATION RELATING TO PURCHASERS

SCHEDULE B	—	DEFINED TERMS

SCHEDULE 4.9	—	Changes in Corporate Structure

SCHEDULE 5.4	—	Subsidiaries of the Company, Ownership of Subsidiary Stock, Affiliates

SCHEDULE 5.5	—	Financial Statements

SCHEDULE 5.11	—	Licenses, Permits, Etc.

SCHEDULE 5.15	—	Existing Debt

SCHEDULE 10.4	—	Existing Liens

EXHIBIT 1-A	—	Form of 5.85% Series A Senior Notes, Tranche A, due April 25, 2016

EXHIBIT 1-B	—	Form of 5.85% Series A Senior Notes, Tranche B, due April 25, 2016

EXHIBIT 2.3	—	Form of Subsidiary Guaranty

EXHIBIT 4.4(a)	—	Form of Opinion of General Counsel to the Company

EXHIBIT 4.4(b)	—	Form of Opinion of Special Counsel to the Company

EXHIBIT 4.4(c)	—	Form of Opinion of Special Counsel to the Purchasers

EXHIBIT S	—	Form of Supplement to Note Purchase Agreement

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OLD DOMINION FREIGHT LINE, INC.

500 OLD DOMINION WAY

THOMASVILLE, NORTH CAROLINA 27360

$100,000,000 5.85% Series A Senior Notes, Tranche A,

due April 25, 2016

$75,000,000 5.85% Series A Senior Notes, Tranche B,

due April 25, 2016

Dated as of

April 25, 2006

TO THE PURCHASERS LISTED IN

THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

OLD DOMINION FREIGHT LINE, INC., a Virginia corporation (the “Company”), agrees with the Purchasers listed in the attached Schedule A (the “Purchasers”) to this Note Purchase Agreement (this “Agreement”) as follows:

SECTION 1.	AUTHORIZATION OF NOTES.

Section 1.1. Description of Notes. The Company will authorize the issue and sale of the following Senior Notes:

Issue	Series and/or Tranche	Aggregate Principal Amount	Interest Rate	Maturity Date
Senior Notes	Series A, Tranche A	$100,000,000	5.85%	April 25, 2016
Senior Notes	Series A, Tranche B	$75,000,000	5.85%	April 25, 2016

The Senior Notes described above (collectively the “Series A Notes”) together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2 are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement). The Tranche A Notes and the Tranche B Notes shall be substantially in the form set out in Exhibit 1-A and Exhibit 1-B, respectively, with such changes therefrom, if any, as may be approved by the

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Purchasers and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a “Schedule” or an “Exhibit” are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

Section 1.2. Interest Rate. The Series A Notes shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid principal thereof from the date of issuance at their respective stated rate of interest therein payable semi-annually in arrears on the 25th day of April and October and at maturity commencing on October 25, 2006, until such principal sum shall have become due and payable (whether at maturity, upon notice of prepayment or otherwise) and interest (so computed) on any overdue principal, interest or Make-Whole Amount from the due date thereof (whether by acceleration or otherwise) at the applicable Default Rate until paid.

SECTION 2.	SALE AND PURCHASE OF NOTES.

Section 2.1. Series A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, the Series A Notes in the principal amount specified opposite such Purchaser’s name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

Section 2.2. Additional Series of Notes. The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its unsecured promissory notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S, provided that the aggregate principal amount of Notes of all Series issued pursuant to all Supplements in accordance with the terms of this Section 2.2 shall not exceed $500,000,000. Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions:

(i) each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential alphabetical designation inscribed thereon;

(ii) Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series;

(iii) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be

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amended (a) to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding, and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16;

(iv) each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder;

(v) the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more;

(vi) all Additional Notes shall constitute Senior Debt of the Company and shall rank pari passu with all other outstanding Notes; and

(vii) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing.

The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to the conditions specified in the Supplement pursuant to which such Additional Notes may be issued:

(a) Compliance Certificate. A duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether after giving effect to the issuance of the Additional Notes and after giving effect to the application of the proceeds thereof, the Company is in compliance with the requirements of Section 10.2 on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate).

(b) Execution and Delivery of Supplement. The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto.

(c) Representations of Additional Purchasers. Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes.

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(d) Execution and Delivery of Guaranty Ratification. Provided a Collateral Release shall not have occurred, each Subsidiary Guarantor shall execute and deliver a Guaranty Ratification in the form attached to the Subsidiary Guaranty.

Section 2.3. Subsidiary Guaranty. (a) The payment by the Company of all amounts due with respect to the Notes and the performance by the Company of its obligations under this Agreement will be absolutely and unconditionally guaranteed by the Subsidiary Guarantors pursuant to a Subsidiary Guaranty Agreement, which shall be substantially in the form of Exhibit 2.3 attached hereto, and otherwise in accordance with the provisions of Section 9.7 hereof (the “Subsidiary Guaranty”).

(b) The holders of the Notes agree to discharge and release any Subsidiary Guarantor from the Subsidiary Guaranty upon the written request of the Company, provided that (i) such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under the Subsidiary Guaranty) as an obligor and guarantor under and in respect of the Bank Credit Agreement and the Company so certifies to the holders of the Notes in a certificate of a Responsible Officer, (ii) at the time of such release and discharge, the Company shall deliver a certificate of a Responsible Officer to the holders of the Notes stating that no Default or Event of Default exists, and (iii) if any fee or other form of consideration is given to any holder of Debt of the Company expressly for the purpose of such release, holders of the Notes shall receive equivalent consideration (a “Collateral Release”).

SECTION 3.	CLOSING.

The sale and purchase of the Tranche A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Chicago time, at a closing (the “Tranche A Closing”) on April 25, 2006 or on such other Business Day thereafter on or prior to April 27, 2006 as may be agreed upon by the Company and the Purchasers. The sale and purchase of the Tranche B Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 a.m. Chicago time, at a closing (the “Tranche B Closing” and together with the Tranche A Closing each, a “Closing” and together, the “Closing Dates”) on June 15, 2006 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers of the Tranche B Notes. On each Closing Date, the Company will deliver to each Purchaser the Series A Notes to be purchased by such Purchaser in the form of a single Series A Note (or such greater number of Series A Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of such Closing Date and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Account Number 2073781132196 at WACHOVIA BANK, N.A., CHARLOTTE, NORTH CAROLINA, ABA # 053000219, in the Account Name of “Old Dominion Freight Line, Inc.” If, on the Closing Date, the Company shall fail to tender such Series A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election,

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be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.	CONDITIONS TO CLOSING.

Each Purchaser’s obligation to purchase and pay for the Series A Notes to be sold to such Purchaser at each Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at such Closing, of the following conditions (it being acknowledged that as of the date of the Tranche A Closing, the Company does not have any Subsidiaries and that references in this Section 4 to the Subsidiary Guaranty and Subsidiary Guarantor shall not be applicable in connection with the issuance of the Tranche A Notes, but shall be applicable in connection with the issuance of the Tranche B Notes and any Additional Notes to the extent there are Subsidiary Guarantors at such time):

Section 4.1. Representations and Warranties.

(a) Representations and Warranties of the Company. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of each Closing.

(b) Representations and Warranties of the Subsidiary Guarantors. The representations and warranties of the Subsidiary Guarantors in the Subsidiary Guaranty shall be correct when made and at the time of each Closing.

Section 4.2. Performance; No Default. The Company and each Subsidiary Guarantor shall have performed and complied with all agreements and conditions contained in this Agreement and the Subsidiary Guaranty required to be performed or complied with by the Company and each such Subsidiary Guarantor prior to or at each Closing, and after giving effect to the issue and sale of the Series A Notes (and the application of the proceeds thereof as contemplated by Section 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Sections applied since such date.

Section 4.3. Compliance Certificates.

(a) Officer’s Certificate of the Company. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary’s Certificate of the Company. The Company shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Series A Notes and this Agreement.

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(c) Officer’s Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser an Officer’s Certificate, dated the Closing Date, certifying that the conditions specified in Sections 4.1(b), 4.2 and 4.9 have been fulfilled.

(d) Secretary’s Certificate of the Subsidiary Guarantors. Each Subsidiary Guarantor shall have delivered to such Purchaser a certificate, dated the Closing Date, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty.

Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated such Closing Date (a) from Joel McCarty, General Counsel of the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), (b) from Womble Carlyle Sandridge & Rice, PLLC, special North Carolina counsel for the Company, covering the matters set forth in Exhibit 4.4(b) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to the Purchasers), and (c) from Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

Section 4.5. Purchase Permitted By Applicable Law, Etc. On the date of each Closing such Purchaser’s purchase of Series A Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

Section 4.6. Sale of Other Notes. Contemporaneously with each Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Series A Notes to be purchased by it at such Closing as specified in Schedule A.

Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before each Closing Date, the reasonable fees, reasonable charges and reasonable disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to each Closing Date.

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Section 4.8. Private Placement Number. A Private Placement Number issued by Standard & Poor’s CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each tranche of the Series A Notes.

Section 4.9. Changes in Corporate Structure. Neither the Company nor any Subsidiary Guarantor shall have changed its jurisdiction of organization or, except as reflected in Schedule 4.9, been a party to any merger or consolidation, or shall have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

Section 4.10. Subsidiary Guaranty. The Subsidiary Guaranty shall have been duly authorized, executed and delivered by each Subsidiary Guarantor, shall constitute the legal, valid and binding contract and agreement of each Subsidiary Guarantor and such Purchaser shall have received a true, correct and complete copy thereof.

Section 4.11. Funding Instructions. At least three Business Days prior to each Closing Date, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company confirming the information specified in Section 3 including (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number and (iii) the account name and number into which the purchase price for the Series A Notes is to be deposited.

Section 4.12. Proceedings and Documents. All corporate and other organizational proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and its special counsel, and such Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such special counsel may reasonably request.

SECTION 5.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Purchaser that:

Section 5.1. Organization; Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Series A Notes and to perform the provisions hereof and thereof.

Section 5.2. Authorization, Etc. This Agreement and the Series A Notes to be issued on each Closing Date have been duly authorized by all necessary corporate action on the part of the

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Company, and this Agreement constitutes, and upon execution and delivery thereof each of the Series A Notes will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 5.3. Disclosure. The Company has, or has caused to have been, delivered to each Purchaser a copy of a Confidential Direct Private Placement Memorandum, dated March 2006 (the “Memorandum”), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Memorandum, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, in each case, delivered to the Purchasers prior to March 29, 2006 (this Agreement, the Memorandum and such documents, certificates or other writings and such financial statements being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2005, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.

Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company’s Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and all other Investments of the Company and its Subsidiaries, (ii) of the Company’s Affiliates, other than Subsidiaries, and (iii) of the Company’s directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has

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the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed on such financial statements or otherwise disclosed in the Disclosure Documents.

Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Series A Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (c) violate any provision of any material statute or other material rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Series A Notes.

Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

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(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws or the USA Patriot Act) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

Section 5.9. Taxes. The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that would reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of federal, state or other taxes for all fiscal periods are adequate. The federal income tax liabilities of the Company and its Subsidiaries have been finally determined (whether by reason of completed audits or the statute of limitations having run) for all fiscal years up to and including the fiscal year ended December 31, 2001.

Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties which the Company and its Subsidiaries own or purport to own that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

Section 5.11. Licenses, Permits, Etc. Except as disclosed in Schedule 5.11,

(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b) to the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person; and

(c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any

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patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and would not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that would reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code or section 4068 of ERISA, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) Neither the Company nor any ERISA Affiliate maintains, contributes to or has any liability with respect to any Plan, which is subject to Title IV of ERISA.

(c) The Company and its ERISA Affiliates have not incurred any withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected post-retirement benefit obligation (determined as of the last day of the Company’s most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

(e) The execution and delivery of this Agreement and the issuance and sale of the Series A Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax would be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Series A Notes to be purchased by such Purchaser.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on the Company’s behalf has offered the Series A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 35 other Institutional Investors, each of which has been offered the Series A Notes in connection with a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series A Notes to the registration requirements of Section 5 of the Securities Act or to the registration requirements of any securities or blue sky laws of any applicable jurisdiction.

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Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series A Notes to refinance existing indebtedness, fund capital expenditures and for general corporate purposes of the Company. No part of the proceeds from the sale of the Series A Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of December 31, 2005, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary, and no event or condition exists with respect to any Debt of the Company or any Subsidiary, that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.4.

(c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Debt of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including, but not limited to, its charter or other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company, except as specifically indicated in Schedule 5.15.

Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the sale of the Series A Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

(b) Neither the Company nor any Subsidiary is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

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(c) No part of the proceeds from the sale of the Series A Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is an “investment company” registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

Section 5.18. Environmental Matters. (a) Neither the Company nor any Subsidiary has knowledge of any liability or has received any notice of any liability, and no proceeding has been instituted raising any liability against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any liability, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect.

(c) Neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in each case in a manner contrary to any Environmental Laws in each case in any manner that would reasonably be expected to result in a Material Adverse Effect.

(d) All buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply would not reasonably be expected to result in a Material Adverse Effect.

Section 5.19. Notes Rank Pari Passu. The obligations of the Company under this Agreement and the Notes rank pari passu in right of payment with all other senior unsecured Debt (actual or contingent) of the Company, including, without limitation, all senior unsecured Debt of the Company described in Schedule 5.15 hereto.

The Company represents and warrants that as of the date of the Tranche A Closing, the Company does not have any Subsidiaries, and, the Purchasers of the Tranche A Notes acknowledge that references to Subsidiaries in this Section 5 shall not be applicable in connection with the issuance of the Tranche A Notes. References to Subsidiaries in this Section

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5 shall only be applicable on the date of the Tranche B Closing and on the date of each closing of Additional Notes, if any, to the extent the Company has Subsidiaries at such time.

SECTION 6.	REPRESENTATIONS OF THE PURCHASER.

Section 6.1. Purchase for Investment. Each Purchaser severally represents that it is purchasing the Series A Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or such pension or trust funds’ property shall at all times be within such Purchaser’s or such pension or trust funds’ control. Each Purchaser understands that the Series A Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Series A Notes.

Section 6.2. Accredited Investor. Each Purchaser represents that it is an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also “accredited investors”). Each Purchaser further represents that such Purchaser has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Series A Notes.

Section 6.3. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Series A Notes to be purchased by such Purchaser hereunder:

(a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

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(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an “investment fund” (within the meaning of Part V of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part V of the QPAM Exemption), no employee benefit plan’s assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of “control” in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (d); or

(e) the Source constitutes assets of a “plan(s)” (within the meaning of Section IV of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Section IV(d) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or

(f) the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

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As used in this Section 6.3, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA.

SECTION 7.	INFORMATION AS TO COMPANY.

Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements — within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year),

(i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that filing with the Securities and Exchange Commission within the time period specified above of the Company’s Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and posted on its home page on the worldwide web (at the date of this Agreement located at: http//www.odfl.com) (such availability thereof being referred to as “Electronic Delivery”) shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements — within 105 days after the end of each fiscal year of the Company,

(i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

(ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material

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respects, the consolidated financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that filing with the Securities and Exchange Commission within the time period specified above of the Company’s Annual Report on Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor shall be deemed to satisfy the requirements of this Section 7.1(b) if it shall have timely made Electronic Delivery thereof;

(c) SEC and Other Reports — in addition to the filings referred to in Section 7.1(a) and (b) above, promptly upon their becoming available and, to the extent applicable, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material provided that the Company shall be deemed to have made such delivery of such filings if it shall have timely made Electronic Delivery thereof and shall have given each Purchaser notice of such availability on “EDGAR” and on its home page in connection with each delivery;

(d) Notice of Default or Event of Default — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters — promptly, and in any event within five Business Days after a Responsible Officer becomes aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

(i) with respect to any Plan, any reportable event, as defined in Section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date thereof; or

(ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the

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receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

(iii) any event, transaction or condition that would result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the imposition of a penalty or excise tax under the provisions of the Code relating to employee benefit plans, or the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, would reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect;

(g) Supplements — promptly and in any event within 10 Business Days after the execution and delivery of any Supplement, a copy thereof; and

(h) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a) Covenant Compliance — the information required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through Section 10.6 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default — a statement that such officer has reviewed the relevant terms hereof and such review shall not have disclosed the existence during the quarterly or annual period covered by the statements then being furnished of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed

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or exists, specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

Section 7.3. Visitation. The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default — if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8.	PAYMENT OF THE NOTES.

Section 8.1. Required Prepayments of Series A Notes. (a) On April 25, 2010 and on each April 25th thereafter to and including April 25, 2015, the Company will prepay $14,285,714 principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche A Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Tranche A Notes shall become due and payable on April 25, 2016.

(b) On April 25, 2010 and on each April 25th thereafter to and including April 25, 2015, the Company will prepay $10,714,285 principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche B Notes at par and without payment of the Make-Whole Amount or any premium. The entire unpaid principal amount of the Tranche B Notes shall become due and payable on April 25, 2016.

(c) Upon any partial prepayment of the Series A Notes pursuant to Section 8.2 or any purchase of less that all the Series A Notes pursuant to Section 8.5, the principal amount of each required prepayment of the Series A Notes becoming due under this Section 8.1 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment or purchase.

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Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of the Notes of all Series, in an amount not less than 10% of the original aggregate principal amount of the Notes to be prepaid in the case of a partial prepayment (or such lesser amount as shall be required to effect a partial prepayment resulting from an offer of prepayment pursuant to Section 10.5), at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the applicable Make-Whole Amount determined for the prepayment date with respect to such principal amount of each Note then outstanding. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes of each Series to be prepaid on such date, the principal amount of each Note of each Series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of the Notes of the Series to be prepaid a certificate of a Senior Financial Officer specifying the calculation of each such Make-Whole Amount as of the specified prepayment date.

Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to the provisions of Section 8.2, the principal amount of the Notes shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8 or pursuant to a Supplement, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes of any Series except (a) upon the payment or prepayment of the Notes of any Series in accordance with the terms of this Agreement (including any Supplement hereto) and the Notes or (b) pursuant to a written offer to purchase any outstanding Notes of all Series made by the Company or an Affiliate pro rata to the holders of the Notes of all Series upon the same terms and conditions (except that if such Series has more than one separate tranche, such written offer shall be allocated among all of the separate tranches of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof but such written offer may otherwise differ among such separate tranches and such written offer shall be

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made pro rata to the holders of the same tranches of such Series upon the same terms and conditions). The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

Section 8.6. Make-Whole Amount for the Series A Notes. The term “Make-Whole Amount” means with respect to any Series A Note an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series A Note, minus the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings with respect to the Called Principal of such Series A Note:

“Called Principal” means, the principal of the Series A Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

“Discounted Value” means, the amount obtained by discounting all Remaining Scheduled Payments from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Series A Note is payable) equal to the Reinvestment Yield.

“Reinvestment Yield” means, 0.50% plus the yield to maturity calculated by using (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date on screen “PX-1” on the Bloomberg Financial Market Service (or such other information service as may replace Bloomberg) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. In either case, the yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly on a straight line basis between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Series A Note.

“Remaining Average Life” means, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining

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Scheduled Payment by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date and the scheduled due date of such Remaining Scheduled Payment.

“Remaining Scheduled Payments” means, all payments of such Called Principal and interest thereon that would be due after the Settlement Date if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Series A Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

“Settlement Date” means, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.	AFFIRMATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 9.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA, the USA Patriot Act and Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated except for any non-maintenance that would not reasonably be expected to have a Material Adverse Effect.

Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of

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its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary not permitted by Section 10.4, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the non-filing or nonpayment, as the case may be, of all such taxes and assessments in the aggregate would not reasonably be expected to have a Material Adverse Effect.

Section 9.5. Corporate Existence, Etc. Subject to Sections 10.5 and 10.6, the Company will at all times preserve and keep in full force and effect its corporate existence, and will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect.

Section 9.6. Notes to Rank Pari Passu. The Notes and all other obligations under this Agreement of the Company are and at all times shall remain direct and unsecured obligations of the Company ranking pari passu as against the assets of the Company with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of the Company which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Company.

Section 9.7. Additional Subsidiary Guarantors. The Company will cause any Subsidiary which is required by the terms of the Bank Credit Agreement to become a party to, or otherwise guarantee, Debt in respect of the Bank Credit Agreement, to enter into the Subsidiary Guaranty and deliver to each of the holders of the Notes (concurrently with such Subsidiary becoming a party to the Bank Credit Agreement or the execution and delivery of any such guarantee pursuant to the Bank Credit Agreement) the following items:

(a) in the case of the initial Subsidiary Guarantor (if any) to become so obligated, the Subsidiary Guaranty and, in the case of each subsequent Subsidiary Guarantor, a joinder agreement in respect of the Subsidiary Guaranty (or, if no Subsidiary Guaranty is in effect at such time, then a Subsidiary Guaranty);

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(b) a certificate signed by an authorized Responsible Officer of the Company making representations and warranties to the effect of those contained in Sections 5.4, 5.6 and 5.7, with respect to such Subsidiary and the Subsidiary Guaranty, as applicable; and

(c) an opinion of counsel (who may be in-house counsel for the Company) addressed to each of the holders of the Notes satisfactory to the Required Holders, to the effect that the Subsidiary Guaranty by such Person has been duly authorized, executed and delivered and that the Subsidiary Guaranty constitutes the legal, valid and binding contract and agreement of such Person enforceable in accordance with its terms, except as an enforcement of such terms may be limited by bankruptcy, insolvency, fraudulent conveyance and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, provided that such opinion may be limited to the laws of the State of North Carolina.

Section 9.8. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be.

SECTION 10.	NEGATIVE COVENANTS.

The Company covenants that so long as any of the Notes are outstanding:

Section 10.1. Fixed Charges Coverage Ratio. The Company will not permit the ratio of Consolidated EBITDAR to Consolidated Fixed Charges for each period of four consecutive fiscal quarters (calculated as at the end of each fiscal quarter for the four consecutive fiscal quarters then ended) to be less than 1.75 to 1.00.

Section 10.2. Consolidated Debt to Consolidated Total Capitalization. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

(a) no Default or Event of Default exists, and

(b) Consolidated Debt does not exceed 60% of Consolidated Total Capitalization.

For the purposes of this Section 10.2, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

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Section 10.3. Priority Debt. The Company will not at any time permit the aggregate amount of all Priority Debt to exceed 20% of Consolidated Net Worth, determined as of the end of the then most recently ended fiscal quarter of the Company.

Section 10.4. Limitation on Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

(a) Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

(b) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

(c) Liens incidental to the conduct of business or the ownership of properties and assets (including landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s and other similar Liens for sums not yet due and payable) and Liens to secure the performance of bids, tenders, leases, or trade contracts, or to secure statutory obligations (including obligations under workers compensation, unemployment insurance and other social security legislation), surety or appeal bonds or other Liens incurred in the ordinary course of business and not in connection with the borrowing of money;

(d) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to the ownership of property or assets or the ordinary conduct of the business of the Company or any of its Subsidiaries, or Liens incidental to minor survey exceptions and the like, provided that such Liens do not, in the aggregate, materially detract from the value of such property;

(e) Liens securing Debt of a Subsidiary to the Company or to another Subsidiary;

(f) Liens existing as of the date of the Tranche A Closing and reflected in Schedule 10.4;

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(g) Liens incurred after the date of the Tranche A Closing given to secure the payment of all or any part of the purchase price, or the Debt incurred to finance the payment of such purchase price, in either case incurred or assumed in connection with the acquisition, construction or improvement of property (other than accounts receivable or inventory) useful and intended to be used in carrying on the business of the Company or a Subsidiary, including Liens existing on such property (or improvements thereon) at the time of acquisition or construction thereof or Liens incurred within 365 days of such acquisition or completion of such construction or improvement, provided that (i) the Lien shall attach solely to the property (or improvements thereon) acquired, purchased, constructed or improved; (ii) at the time of acquisition, construction or improvement of such property (or, in the case of any Lien incurred within three hundred sixty-five (365) days of such acquisition or completion of such construction or improvement, at the time of the incurrence of the Debt secured by such Lien), the aggregate amount remaining unpaid on all Debt secured by Liens on such property, whether or not assumed by the Company or a Subsidiary, shall not exceed the lesser of (y) the cost of such acquisition, construction or improvement or (z) the Fair Market Value of such property (as determined in good faith by one or more officers of the Company to whom authority to enter into the transaction has been delegated by the board of directors of the Company); and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(h) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person’s becoming a Subsidiary or such acquisition of property, (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and (iii) at the time of such incurrence and after giving effect thereto, no Default or Event of Default would exist;

(i) any extensions, renewals or replacements of any Lien permitted by the preceding subparagraphs (e), (f), (g) and (h) of this Section 10.4, provided that (i) no additional property shall be encumbered by such Liens, (ii) the unpaid principal amount of the Debt or other obligations secured thereby shall not be increased on or after the date of any extension, renewal or replacement, (iii) at such time and immediately after giving effect thereto, the Company or its Subsidiary could incur $1.00 of additional Consolidated Debt under Section 10.2; and (iv) at such time and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

(j) Liens securing Priority Debt of the Company or any Subsidiary, provided that the aggregate principal amount of any such Priority Debt shall be permitted by Section 10.3.

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Section 10.5. Sales of Assets. Except as permitted in Section 10.6, the Company will not, and will not permit any Subsidiary to, sell, lease or otherwise dispose of any substantial part (as defined below) of the assets of the Company and its Subsidiaries; provided, however, that the Company or any Subsidiary may sell, lease or otherwise dispose of assets constituting a substantial part of the assets of the Company and its Subsidiaries if such assets are sold in an arms length transaction and, at such time and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and an amount equal to the net proceeds received from such sale, lease or other disposition (but only with respect to that portion of such assets that exceeds the definition of “substantial part” set forth below) shall be used within 365 days of such sale, lease or disposition, in any combination:

(1) to acquire productive assets used or useful in carrying on the business of the Company and its Subsidiaries and having a value at least equal to the value of such assets sold, leased or otherwise disposed of; and/or

(2) to prepay or retire Senior Debt of the Company and/or its Subsidiaries, provided that (i) the Company shall offer to prepay each outstanding Note in a principal amount which equals the Ratable Portion for such Note, and (ii) any such prepayment of the Notes shall be made at par, together with accrued interest thereon to the date of such prepayment, but without the payment of the Make-Whole Amount. Any offer of prepayment of the Notes pursuant to this Section 10.5 shall be given to each holder of the Notes by written notice that shall be delivered not less than thirty (30) days and not more than sixty (60) days prior to the proposed prepayment date. Each such notice shall state that it is given pursuant to this Section and that the offer set forth in such notice must be accepted by such holder in writing and shall also set forth (i) the prepayment date (the “Section 10.5 Prepayment Date”), (ii) a description of the circumstances which give rise to the proposed prepayment and (iii) a calculation of the Ratable Portion for such holder’s Notes. Each holder of the Notes which desires to have its Notes prepaid shall notify the Company in writing delivered not less than ten (10) Business Days prior to the proposed prepayment date of its acceptance of such offer of prepayment (any holder who fails to so notify the Company within ten (10) Business Days of receipt of the notice of offer of prepayment shall be deemed to have rejected such offer). The Company shall prepay on the Section 10.5 Prepayment Date the Ratable Portion of each of Note held by the holders who have accepted such offer in accordance with this Section 10.5, together with accrued interest thereon to the date of such prepayment.

As used in this Section 10.5, a sale, lease or other disposition of assets shall be deemed to be a “substantial part” of the assets of the Company and its Subsidiaries if the book value of such assets, when added to the book value of all other assets sold, leased or otherwise disposed of by the Company and its Subsidiaries during the period of 12 consecutive months ending on the date of such sale, lease or other disposition, exceeds 20% of the book value of Consolidated Total Assets, determined as of the end of the fiscal quarter immediately preceding such sale, lease or other disposition; provided that there shall be excluded from any determination of a “substantial part” any (i) sale or disposition of assets in the ordinary course of business of the Company and its Subsidiaries, (ii) any transfer of assets from the Company to any Subsidiary or from any Subsidiary to the Company or a Subsidiary and (iii) any sale or transfer of property

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acquired by the Company or any Subsidiary after the date of this Agreement to any Person within 270 days following the acquisition or construction of such property by the Company or any Subsidiary if the Company or a Subsidiary shall concurrently with such sale or transfer, lease such property, as lessee.

Section 10.6. Merger and Consolidation. The Company will not, and will not permit any of its Subsidiaries to, consolidate with or merge with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided that:

(1) any Subsidiary of the Company may (x) consolidate with or merge with, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to, (i) the Company or a Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation or (ii) any other Person so long as the survivor is the Subsidiary, or (y) convey, transfer or lease all or any part of its assets in compliance with the provisions of Section 10.5; and

(2) the foregoing restriction does not apply to the consolidation or merger of the Company with, or the conveyance, transfer or lease of substantially all of the assets of the Company in a single transaction or series of transactions to, any Person so long as:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be (the “Successor Corporation”), shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia;

(b) if the Company is not the Successor Corporation, such Successor Corporation shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement (and each Supplement thereto) and the Notes (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), and the Successor Corporation shall have caused to be delivered to each holder of Notes (A) an opinion of independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and (B) an acknowledgment from each Subsidiary Guarantor that the Subsidiary Guaranty continues in full force and effect;

(c) at such time and after giving effect thereto, the Company could incur $1.00 of additional Debt in accordance with Section 10.2; and

(d) immediately after giving effect to such transaction no Default or Event of Default would exist.

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Section 10.7. Transactions with Affiliates. The Company will not and will not permit any Subsidiary to enter into directly or indirectly any Material transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and upon fair and reasonable terms that are not materially less favorable to the Company or such Subsidiary, taken as a whole, than would be obtainable in a comparable arm’s-length transaction with a Person not an Affiliate.

SECTION 11.	EVENTS OF DEFAULT.

An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Section 10 or any covenant in a Supplement which specifically provides that it shall have the benefit of this paragraph (c) or any Subsidiary Guarantor defaults in the performance of or compliance with any term of the Subsidiary Guaranty beyond any period of grace or cure period provided with respect thereto; or

(d) the Company defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default or (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this paragraph (d) of Section 11); or

(e) any Subsidiary Guaranty ceases to be a legally valid, binding and enforceable obligation or contract of a Subsidiary Guarantor (other than upon a release of any Subsidiary Guarantor from a Subsidiary Guaranty in accordance with the terms of Section 2.3(b) hereof), or any Subsidiary Guarantor or any party by, through or on account of any such Person, challenges the validity, binding nature or enforceability of any such Subsidiary Guaranty; or

(f) any representation or warranty made in writing by or on behalf of the Company or Subsidiary Guarantor or by any officer of the Company or any Subsidiary Guarantor in any writing furnished in connection with the transactions contemplated hereby or by any Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or

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(g) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest (in the payment amount of at least $100,000) on any Debt other than the Notes that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any instrument, mortgage, indenture or other agreement relating to any Debt other than the Notes in an aggregate principal amount of at least $10,000,000 or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared, due and payable, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Debt other than the Notes before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000; or

(h) the Company, any Material Subsidiary or any Subsidiary Guarantor (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, any of its Material Subsidiaries or any Subsidiary Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, any of its Material Subsidiaries or any Subsidiary Guarantor, or any such petition shall be filed against the Company, any of its Material Subsidiaries or any Subsidiary Guarantor and such petition shall not be dismissed within 60 days; or

(j) a final judgment or judgments at any one time outstanding for the payment of money aggregating in excess of $10,000,000 (other than to the extent a third party insurance provider has agreed in writing that it shall pay all or a portion of the amount of such judgment to the extent of such coverage) are rendered against one or more of the Company, its Subsidiaries or any Subsidiary Guarantor and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

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(k) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that could increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, would reasonably be expected to have a Material Adverse Effect.

As used in Section 11(k), the terms “employee benefit plan” and “employee welfare benefit plan” shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.	REMEDIES ON DEFAULT, ETC.

Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in paragraph (h) or (i) of Section 11 (other than an Event of Default described in clause (i) of paragraph (h) or described in clause (vi) of paragraph (h) by virtue of the fact that such clause encompasses clause (i) of paragraph (h)) has occurred, all the Notes of every Series then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in aggregate principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing with respect to any Notes, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by such holder or holders to be immediately due and payable.

Upon any Note’s becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon (including, but not limited to, interest accrued thereon at the Default Rate) and (ii) the Make-Whole Amount determined in

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respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

Section 12.3. Rescission. At any time after the Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in aggregate principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to any Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys’ fees, expenses and disbursements.

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SECTION 13.	REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

Section 13.2. Transfer and Exchange of Notes. Subject to Section 13.3, upon surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same Series (and of the same tranche if such Series has separate tranches) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the Note of such Series originally issued hereunder or pursuant to any Supplement. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.3, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA.

The Notes have not been registered under the Securities Act or under the securities laws of any state and may not be transferred or resold unless registered under the Securities Act and all applicable state securities laws or unless an exemption from the requirement for such registration is available.

Section 13.3. Transfer Restrictions. Each Purchaser agrees that so long as no Default or Event of Default exists, without the prior written consent of the Company, such Purchaser (and each transferee by its acceptance of a Note shall be deemed to have agreed that it) will not knowingly transfer or assign the Notes to any Person (other than an Institutional Investor) which

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is, or is known by such Purchaser to be controlled by, a Person who has a significant line of business that involves trucking or freight shipping.

Section 13.4. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

(a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver not more than five Business Days following satisfaction of such conditions, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.	PAYMENTS ON NOTES.

Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Bank of America, N.A. in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

Section 14.2. Home Office Payment. So long as any Purchaser or Additional Purchaser or such Purchaser’s nominee or such Additional Purchaser’s nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A hereto or, in the case of any Additional Purchaser, Schedule A attached to any Supplement pursuant to which such Additional Purchaser is a party, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to

Old Dominion Freight Line, Inc.	Note Purchase Agreement

any sale or other disposition of any Note held by any Purchaser or Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note.

SECTION 15.	EXPENSES, ETC.

Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys’ fees of a special counsel for the Purchasers or any Additional Purchasers and, if reasonably required by the Required Holders, local or other counsel) incurred by each Purchaser and each Additional Purchaser and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including any Supplement) or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement (including any Supplement) or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement (including any Supplement) or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those, if any, retained by a Purchaser or other holder in connection with its purchase of the Notes).

Section 15.2. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement or the Notes, and the termination of this Agreement or any Supplement.

SECTION 16.	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any such Note or portion thereof or interest therein and the payment of any Note may be relied upon by any subsequent holder of any such Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any Additional Purchaser or any other holder of any such Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement; provided, that the representations and warranties contained in any

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Supplement shall only be made for the benefit of the Additional Purchasers which are party to such Supplement and the holders of the Notes issued pursuant to such Supplement, including subsequent holders of any Note issued pursuant to such Supplement, and shall not require the consent of the holders of existing Notes. Subject to the preceding sentence, this Agreement (including every Supplement) and the Notes embody the entire agreement and understanding between the Purchasers and the Additional Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.	AMENDMENT AND WAIVER.

Section 17.1. Requirements. (a) This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (i) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement), will be effective as to any holder of Notes unless consented to by such holder of Notes in writing, and (ii) no such amendment or waiver may, without the written consent of all of the holders of Notes at the time outstanding affected thereby, (A) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest (if such change in computation of interest results in a decrease in the interest rate) or of the Make-Whole Amount on, the Notes, (B) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (C) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20; provided that, anything contained in Section 17.1 and 17.2 to the contrary notwithstanding, if for any reason whatsoever it becomes necessary or appropriate to enter into any amendment of the Note Purchase Agreement or the Notes or any waiver with respect to compliance therewith by the Company during the period from and including the date of the Tranche A Closing through and including the date of the Tranche B Closing, all Notes will be deemed to be outstanding for purposes of (i) any determination of the percentage of holders of the Notes required to grant or deny such requested amendment or waiver and (ii) for purposes of any determination of any payment or remuneration, whether by way of supplemental or additional interest, fee or otherwise pursuant to Section 17.2, notwithstanding that the issuance, sale and delivery of the Tranche B Notes has not been consummated at the time such amendment or waiver is requested or such payment of remuneration is determined pursuant to Section 17.2. If for any reason whatsoever, the Tranche B Notes are not issued on or before the Tranche B Closing, any such amendment or waiver entered into as contemplated by the foregoing provision of this Section 17.1, shall at the option of the Required Holders of the then outstanding Tranche A Notes, be deemed null and void.

(b) Supplements. Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with Section 2.2 hereof without obtaining the consent of any holder of any other Series of Notes.

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Section 17.2. Solicitation of Holders of Notes.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, any Supplement or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or any Supplement unless such remuneration is concurrently paid, or security is concurrently granted or other credit support is concurrently provided, on the same terms, ratably to each holder of Notes then outstanding.

(c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17.2(c) by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term “this Agreement” and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

Old Dominion Freight Line, Inc.	Note Purchase Agreement

SECTION 18.	NOTICES.

All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(i) if to a Purchaser or such Purchaser’s nominee, to such Purchaser or such Purchaser’s nominee at the address specified for such communications in Schedule A to this Agreement, or at such other address as such Purchaser or such Purchaser’s nominee shall have specified to the Company in writing pursuant to this Section 18;

(ii) if to an Additional Purchaser or such Additional Purchaser’s nominee, to such Additional Purchaser or such Additional Purchaser’s nominee at the address specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser’s nominee shall have specified to the Company in writing,

(iii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing pursuant to this Section 18, or

(iv) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Chief Financial Officer, with a copy to the General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.	REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the Closing or by any Additional Purchaser (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or any Additional Purchaser, may be reproduced by such Purchaser or such Additional Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or such Additional Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or such Additional Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

Old Dominion Freight Line, Inc.	Note Purchase Agreement

SECTION 20.	CONFIDENTIAL INFORMATION.

For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser or any Additional Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or such Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or such Additional Purchaser or any Person acting on such Purchaser’s or such Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or such Additional Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser or such Additional Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser and each Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or such Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser or such Additional Purchaser, provided that such Purchaser or such Additional Purchaser may deliver or disclose Confidential Information to (i) such Purchaser’s or such Additional Purchaser’s directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser’s or such Additional Purchaser’s Notes), (ii) such Purchaser’s or such Additional Purchaser’s financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser or such Additional Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser or such Additional Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser or such Additional Purchaser, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or such Additional Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or such Additional Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser or such Additional Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser or such Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or such Additional Purchaser’s Notes, the Subsidiary Guaranty and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of

Old Dominion Freight Line, Inc.	Note Purchase Agreement

information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.	SUBSTITUTION OF PURCHASER.

Each Purchaser and each Additional Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser or such Additional Purchaser and such Affiliate, shall contain such Affiliate’s agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser or such Additional Purchaser in this Agreement (other than in this Section 21), shall be deemed to refer to such Affiliate in lieu of such original Purchaser or such original Additional Purchaser. In the event that such Affiliate is so substituted as a Purchaser or an Additional Purchaser hereunder and such Affiliate thereafter transfers to such original Purchaser or such original Additional Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, any reference to such Affiliate as a “Purchaser” or an “Additional Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Affiliate, but shall refer to such original Purchaser or such original Additional Purchaser, and such original Purchaser or such original Additional Purchaser shall again have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.	MISCELLANEOUS.

Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding (but without limiting the requirement in Section 8.4 that the notice of any optional prepayment specify a Business Day as the date fixed for such prepayment), any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any Note is a date other than a Business Day, the payment otherwise due on such maturity date shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

Section 22.3. Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made

Old Dominion Freight Line, Inc.	Note Purchase Agreement

pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP.

Section 22.4. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22.5. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

For the avoidance of doubt, all Schedules and Exhibits attached to this Agreement shall be deemed to be a part hereof.

Section 22.6. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 22.7. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.8. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.8(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent

Old Dominion Freight Line, Inc.	Note Purchase Agreement

permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 22.8 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

* * * * *

Old Dominion Freight Line, Inc.	Note Purchase Agreement

The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

Very truly yours,

OLD DOMINION FREIGHT LINE, INC.

By	/s/ J. Wes Frye
Name: J. Wes Frye
Title: Senior Vice President – Finance and Chief Financial Officer

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

METROPOLITAN LIFE INSURANCE COMPANY

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Director

METLIFE INVESTORS INSURANCE COMPANY

METLIFE INVESTORS USA INSURANCE COMPANY

By: Metropolitan Life Insurance Company, its investment manager

By	/s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Director

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

JACKSON NATIONAL LIFE INSURANCE COMPANY

By: PPM America, Inc., as attorney in fact

By	/s/ Mark Staub
Name: Mark Staub,
Title: Vice President

JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK

By: PPM America, Inc., as attorney in fact

By	/s/ Mark Staub
Name: Mark Staub,
Title: Vice President

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

NEW YORK LIFE INSURANCE COMPANY

By	/s/ John P. Rafferty
Name: John P. Rafferty
Title: Investment Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NEW YORK LIFE INVESTMENT MANAGEMENT, LLC Its Investment Manager

By	/s/ John P. Rafferty
Name: John P. Rafferty
Title: Vice President

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

AXA EQUITABLE LIFE INSURANCE COMPANY

By	/s/ Emilia F. Wiener
Name: Emilia F. Wiener
Title: Investment Officer

MONY LIFE INSURANCE COMPANY

By	/s/ Emilia F. Wiener
Name: Emilia F. Wiener
Title: Investment Officer

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY

By: ALLIANCEBERNSTEIN L.P.

By	/s/ Emilia F. Wiener
Name: Emilia F. Wiener
Title: Senior Vice President

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By	/s/ Jay S. White
Name: Jay S. White
Title: Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By: Prudential Investment Management, Inc., as Investment Manager

By	/s/ Jay S. White
Name: Jay S. White
Title: Vice President

GATEWAY RECOVERY TRUST

By: Prudential Investment Management, Inc., as Asset Manager

By	/s/ Jay S. White
Name: Jay S. White
Title: Vice President

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK

By	/s/ Stephen R. De Motto
Name: Stephen R. De Motto
Title: Investment Officer

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

CUNA MUTUAL INSURANCE SOCIETY

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By	/s/ John Petchler
	Name:	John Petchler
	Title:	Sr. Vice President, Managing Director - Investments

CUMIS INSURANCE SOCIETY, INC.

By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By	/s/ John Petchler
	Name:	John Petchler
	Title:	Sr. Vice President, Managing Director - Investments

MEMBERS LIFE INSURANCE COMPANY

By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By	/s/ John Petchler
	Name:	John Petchler
	Title:	Sr. Vice President, Managing Director - Investments

CUNA MUTUAL LIFE INSURANCE COMPANY

By: MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By	/s/ John Petchler
	Name:	John Petchler
	Title:	Sr. Vice President, Managing Director - Investments

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

UNITED OF OMAHA LIFE INSURANCE COMPANY

By	/s/ Kent Knudson
	Name:	Kent Knudson
	Title:	Senior Vice President

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

AMERICAN FAMILY LIFE INSURANCE COMPANY

By	/s/ Phillip Hannifan
	Name:	Phillip Hannifan
	Title:	Investment Director

Old Dominion Freight Line, Inc.	Note Purchase Agreement

Accepted as of the date first written above.

SECURITY FINANCIAL LIFE INSURANCE CO.

By	/s/ Kevin W. Hammond
	Name:	Kevin W. Hammond
	Title:	Senior Director – Investments

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
METROPOLITAN LIFE INSURANCE COMPANY 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, New York 11101	A B	$ $	20,857,143.00 17,142,857.00

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

Bank Name:	JP Morgan Chase Bank
ABA Routing#:	021-000-021
Account Number:	002-2-410591
Account Name:	Metropolitan Life Insurance Company
Reference:	Old Dominion Freight Line

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

Metropolitan Life Insurance Company

Investments, Private Placements

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Fax Number: (973) 355-4250

SCHEDULE A

(to Note Purchase Agreement)

With a copy (OTHER than with respect to deliveries of financial statements) to:

Metropolitan Life Insurance Company

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel - Securities Investments (PRIV)

Fax Number: (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5581829

Securities should be delivered to:

Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Ana da Costa, Esq.

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
METLIFE INVESTORS INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, New York 11101	A	$1,000,000.00

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021-000-021

Account Number: 323-8-90911

Account Name: MetLife Investors Insurance Company

Reference: Old Dominion Freight Line

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Issuers shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Fax Number: (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel - Securities Investments (PRIV)

Fax Number: (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 43-1236042

Securities should be delivered to:

MetLife Investors Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Ana da Costa, Esq.

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
METLIFE INVESTORS USA INSURANCE COMPANY c/o Metropolitan Life Insurance Company 1 MetLife Plaza 27-01 Queens Plaza North Long Island City, New York 11101	A	$1,000,000.00

Payments

All scheduled payments of principal and interest by wire transfer of immediately available funds to:

JP Morgan Chase Bank

ABA #021000021

Account Number 002-2-431530

Account Name: MetLife Investors USA Insurance Company

Reference: Old Dominion Freight Line

With sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

For all payments other than scheduled payments of principal and interest, the Issuers shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

Notices

All notices and communications:

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

Investments, Private Placements

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Director

Fax Number: (973) 355-4250

With a copy (OTHER than with respect to deliveries of financial statements) to:

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

P. O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Chief Counsel - Securities Investments (PRIV)

Fax Number: (973) 355-4338

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 54-0696644

Securities should be delivered to:

MetLife Investors USA Insurance Company

c/o Metropolitan Life Insurance Company

Securities Investments, Law Department

P.O. Box 1902

10 Park Avenue

Morristown, New Jersey 07962-1902

Attention: Ana da Costa, Esq.

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
JACKSON NATIONAL LIFE INSURANCE COMPANY 5901 Executive Drive Lansing, Michigan 48911	A	$9,120,000.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Jackson National Life

Ref: PPN 679580 C@ 7 , Old Dominion Freight Line, Inc., $100,000,000 5.85% Series A Senior Notes, Tranche A, due April 25, 2016, and Breakdown (P&I)

Notices

DTC Settlement Instructions:

DTC Participant #901

Agent Bank #26500

Institution #26662

Interested Party #74323

Account # 187242

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York

Attention: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035

Fax: (718) 315-3076

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America, Inc.

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Private Placements –Craig Radis

Phone: (312) 634-7880

Fax: (312) 634-0054

and

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

Securities should be delivered to:

The Bank of New York

Special Processing - Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: JNL - JNL ELI, A/C #187242

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
JACKSON NATIONAL LIFE INSURANCE COMPANY 5901 Executive Drive Lansing, Michigan 48911	A	$3,420,000.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Life of Georgia Main Account

Ref: PPN 679580 C@ 7, Old Dominion Freight Line, Inc., $100,000,000 5.85% Series A Senior Notes, Tranche A, due April 25, 2016, and Breakdown (P&I)

Notices

DTC Settlement Instructions:

DTC Participant #901

Agent Bank #26500

Institution #26662

Interested Party #74323

Account # 215306

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York

Attention: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035

Fax: (718) 315-3076

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America, Inc.

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Private Placements –Craig Radis

Phone: (312) 634-7880

Fax: (312) 634-0054

and

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

Securities should be delivered to:

The Bank of New York

Special Processing - Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: Life of Georgia - Main Account, A/C #215306

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
JACKSON NATIONAL LIFE INSURANCE COMPANY 5901 Executive Drive Lansing, Michigan 48911	A	$10,317,143.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Jackson National Life

Ref: PPN 679580 C@ 7, Old Dominion Freight Line, Inc., $100,000,000 5.85% Series A Senior Notes, Tranche A, due April 25, 2016, and Breakdown (P&I)

Notices

DTC Settlement Instructions:

DTC Participant #901

Agent Bank #26500

Institution #26662

Interested Party #74323

Account # 187241

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York

Attention: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035

Fax: (718) 315-3076

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America, Inc.

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Private Placements –Craig Radis

Phone: (312) 634-7880

Fax: (312) 634-0054

and

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

Securities should be delivered to:

The Bank of New York

Special Processing - Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: JNL - JNL 241/Non Insul., A/C #187241

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE Purchased
JACKSON NATIONAL LIFE INSURANCE COMPANY 5901 Executive Drive Lansing, Michigan 48911	B	$12,842,857.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Jackson National Life

Ref: PPN 679580 C# 5, Old Dominion Freight Line, Inc., $75,000,000 5.85% Series A

Senior Notes, Tranche B, due April 25, 2016, and Breakdown (P&I)

Notices

DTC Settlement Instructions:

DTC Participant #901

Agent Bank #26500

Institution #26662

Interested Party #74323

Account # 187244

Payment notices should be sent to:

Jackson National Life Insurance Company

c/o The Bank of New York

Attention: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (718) 315-3035

Fax: (718) 315-3076

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America, Inc.

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Private Placements –Craig Radis

Phone: (312) 634-7880

Fax: (312) 634-0054

and

Jackson National Life Insurance Company

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 38-1659835

Securities should be delivered to:

The Bank of New York

Special Processing - Window A

One Wall Street, 3rd Floor

New York, New York 10286

Ref: JNL - JNL MVA, A/C #187244

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE Purchased
JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK 5901 Executive Drive Lansing, Michigan 48911	B	$4,300,000.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

The Bank of New York

ABA #021-000-018

BNF Account #: IOC566

FBO: Jackson National Life of New York

Ref: PPN 679580 C# 5, Old Dominion Freight Line, Inc., $75,000,000 5.85% Series A

Senior Notes, Tranche B, due April 25, 2016, and Breakdown (P&I)Notices

DTC Settlement Instructions:

DTC Participant #901

Agent Bank #26500

Institution #26662

Interested Party #74323

Account # 187271

Payment notices should be sent to:

Jackson National Life Insurance Company of New York

c/o The Bank of New York

Attention: P&I Department

P.O. Box 19266

Newark, New Jersey 07195

Phone: (212) 437-3054

Fax: (212) 437-6466

Original documents and copies of notes and certificates, notices, waivers, amendments, consents, and financial information should be sent to:

PPM America, Inc.

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Private Placements –Mark Staub

Phone: (312) 634-1212

Fax: (312) 634-0054

and

Jackson National Life Insurance Company of New York

225 West Wacker Drive, Suite 1100

Chicago, Illinois 60606-1228

Attention: Investment Accounting - Mark Stewart

Phone: (312) 338-5832

Fax: (312) 236-5224

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3873709

Securities should be delivered to

The Bank of New York

Special Processing – Window A

One Wall Street, 3rd Floor

New York, NY 10286

Ref: JNL – JNLNY Gen. Account, A/C#187271

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE Purchased

NEW YORK LIFE INSURANCE COMPANY

c/o New York Life Investment Management LLC

51 Madison Avenue

New York, New York 10010

Attention: Securities Investment Group, Private Finance, 2nd Floor

Fax Number: (212) 447-4122

	A B	$ $	9,428,572.00 7,071,428.00

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York 10019

ABA #021-000-021

Credit: New York Life Insurance Company

General Account Number 008-9-00687

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

New York Life Insurance Company

c/o New York Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management, Securities Operation, 2nd Floor

Fax Number: (212) 447-4160

with a copy sent electronically to: SIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: SIGLibrary@nylim.com and with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1104, Fax Number: (212) 576-8340.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-5582869

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION c/o New York Life Investment Management LLC 51 Madison Avenue New York, New York 10010-1603 Attention: Securities Investment Group, Private Finance, 2nd Floor Fax Number: (212) 447-4122	A B	$ $	4,857,142.00 3,642,858.00

Payments

All payments by wire or intrabank transfer of immediately available funds to:

JPMorgan Chase Bank

New York, New York

ABA #021-000-021

Credit: New York Life Insurance and Annuity Corporation

General Account Number 323-8-47382

With sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed:

New York Life Insurance and Annuity Corporation

c/o New York Investment Management LLC

51 Madison Avenue

New York, New York 10010-1603

Attention: Financial Management , Securities Operations, 2nd Floor

Fax Number: (212) 447-4160

with a copy sent electronically to: SIGLibrary@nylim.com

All other notices and communications to be addressed as first provided above, with a copy sent electronically to: SIGLibrary@nylim.com, with a copy of any notices regarding defaults or Events of Default under the operative documents to: Attention: Office of the General Counsel, Investment Section, Room 1104, Fax Number: (212) 576-8340.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-3044743

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE Purchased
AXA EQUITABLE LIFE INSURANCE COMPANY 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone: (212) 314-4103	A B	$ $	5,714,286.00 4,285,714.00

Payments

All payments shall be made by wire transfer of immediately available funds to:

The Chase Manhattan Bank, N.A.

Account(s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA #021-000021

Bank Account: 037-2-417394

    Custody Account G05476

Face Amount of $

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payment and written confirmation of wire transfers should be sent to:

AXA Equitable Life Insurance Company

c/o Alliance Capital Management Corporation

1345 Avenue of the Americas, 38th Floor

New York, New York 10105

Attention: Cosmo Valente: Telephone: (212) 969-6384

All other notices and communications to be addressed:

AXA Equitable Life Insurance Company

c/o Alliance Capital Management Corporation

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention: Emily Wiener

Alliance Capital Management Corporation

Telephone Number: (212) 823-2775

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-557-0651

Securities to be delivered to:

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, 12th Floor

New York, New York 10104

Attention: Neville Hemmings

Phone: 212-314-4103

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
AXA EQUITABLE LIFE INSURANCE COMPANY 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Neville Hemmings Telephone: (212) 314-4103	A B	$ $	1,142,857.00 857,143.00

Payments

All payments shall be made by wire transfer of immediately available funds to:

The Chase Manhattan Bank, N.A.

Account(s): AXA Equitable Life Insurance Company

4 Chase Metrotech Center

Brooklyn, New York 11245

ABA #021-000021

Bank Account: 037-2-417394

Custody Account G07126

Face Amount of $

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payment and written confirmation of wire transfers should be sent to:

AXA Equitable Life Insurance Company

c/o Alliance Capital Management Corporation

1345 Avenue of the Americas, 38th Floor

New York, New York 10105

Attention: Cosmo Valente: Telephone: (212) 969-6384

All other notices and communications to be addressed:

AXA Equitable Life Insurance Company

c/o Alliance Capital Management Corporation

1345 Avenue of the Americas, 37th Floor

New York, New York 10105

Attention: Emily Wiener

Alliance Capital Management Corporation

Telephone Number: (212) 823-2775

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 13-557-0651

Securities to be delivered to:

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, 12th Floor

New York, New York 10104

Attention: Neville Hemmings

Phone: 212-314-4103

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY c/o Alliance Capital Management 1345 Avenue of the Americas New York, New York 10105 Attention: Angel Salazar/Cosmo Valente Insurance Operations Telephone: (212) 969-2491 or (212) 969-6384	A B	$ $	1,142,857.00 857,143.00

Payments

All payments shall be made by wire transfer of immediately available funds to:

JP Morgan/Chase

ABA No.: 021-000021

For credit to Private Income Processing Group

Account Number: 900-9000-200

Account: Horizon Blue Cross Blue Shield of New Jersey-P60748

Face Amount of $

Each such wire shall show the name of the Company, the Private Placement Number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payments and written confirmations of wire transfers should be sent to:

JP Morgan Chase Manhattan Bank

14201 N. Dallas Parkway, 13th Floor

Dallas, Texas 75254-2917

Fax: (469) 477-1904

Second copy of payments and written confirmations should be sent to:

Horizon Blue Cross Blue Shield of New Jersey

c/o Alliance Capital Management Corporation

1345 Avenue of the Americas

New York, New York 10105

Attention: Mei Wong/Mike Maher

Telephone: (212) 969-2112/(212) 823-2873

Fax: (212) 969-6298

Third copy of payments and written confirmations should be sent to:

Horizon Blue Cross Blue Shield of New Jersey

Three Penn Plaza

PP-15K

Newark, New Jersey 07105-2200

Attention: Susan McCarthy-Manager Cash & Investments

Telephone: (973) 466-8568 or (973) 466-4375

Fax: (973) 466-8461

Address for all other communications:

Alliance Capital Management

1345 Avenue of the Americas, 38th Floor

New York, New York 10105

Attention: Emily Wiener, Senior Vice President

Telephone: (212) 823-2775

Fax: (212) 969-6089

Name of Nominee in which Notes are to be issued: CUDD & Co.

Purchaser’s Taxpayer I.D. Number: 22-0999690

Securities to be delivered to:

Alliance Capital Management

1345 Avenue of the Americas

New York, New York 10105

Attention: Angel Salazar/Cosmo Valente

Insurance Operations

Phone: 212-969-2491 or 212-969-6384

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
MONY LIFE INSURANCE COMPANY c/o AXA Equitable Life Insurance Company 1290 Avenue of the Americas, 12th Floor New York, New York 10104 Attention: Lydia Pitts, Law Department Telephone: (212) 314-3902	A B	$ $	3,428,572 2,571,428

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Old Dominion Freight Line, Inc., 5.85% Series A Senior Notes, Tranche A due 2016, PPN 679580 C@ 7 or Old Dominion Freight Line, Inc., 5.85% Series A Senior Notes, Tranche B due 2016, PPN 679580 C# 5 principal, premium or interest”) to:

JP Morgan/Chase

ABA No.: 021-000021

For credit to MONY Life Insurance Company

Account Number: 321-023803

A/C: MONY Closed Block Account – G 52963

Face Amount of $

Each such wire shall show the name of the Company, the private placement number, the due date of the payment being made and, if such payment is a final payment.

Notices

All notices of payment and written confirmation of wire transfers should be sent to:

MONY Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas, 38th Floor

New York, New York 10105

Attention: Mike Maher

Telephone: (212) 823-2873

Fax: (212) 969-6298

Address for all other communications to be addressed:

MONY Life Insurance Company

c/o AllianceBernstein LP

1345 Avenue of the Americas, 38th Floor

New York, New York 10105

Attention: Vincent Quimi

Telephone Number: (212) 969-1331

Name of Nominee in which Notes are to be issued: J. ROMEO & CO

Purchaser’s Taxpayer I.D. Number: 13-1632487

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Attention: Managing Director	A B	$ $	2,114,285.82 1,585,714.18

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

Account Name: Prudential Managed Portfolio

Account No.: P86188 (please do not include spaces)

JPMorgan Chase Bank

New York, New York

ABA No.: 021-000-021

Each such wire transfer shall set forth the name of the Company, a reference to “5.85% Senior Notes due April 25, 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B)” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

The Prudential Insurance Company of America

c/o Investment Operations Group

Gateway Center Two, 10th Floor

100 Mulberry Street

Newark, New Jersey 07102-4077

Attention: Manager, Billings and Collections

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (800) 224-2278

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 22-1211670

Securities to be delivered to:

Prudential Capital Group

1170 Peachtree Street, Suite 500

Atlanta, Georgia 30309

Attention: Michael R. Fierro, Esq.

Telephone: (404) 870-3753

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Attention: Managing Director	A B	$ $	2,171,428.68 1,628,571.32

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.: 021000021

Account Name: PRIAC

Account No. P86329 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “5.85% Senior Notes due April 25, 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B)” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, New Jersey 07102

Telephone: (973) 802-8107

Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1050034

Securities to be delivered to:

Prudential Capital Group

1170 Peachtree Street, Suite 500

Atlanta, Georgia 30309

Attention: Michael R. Fierro, Esq.

Telephone: (404) 870-3753

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Attention: Managing Director	A B	$ $	1,942,857.24 1,457,142.76

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.: 021000021

Account Name: PRIAC - SA - Prudential America Fund - Privates

Account No. P86351 (please do not include spaces)

Each such wire transfer shall set forth the name of the Company, a reference to “5.85% Senior Notes due April 25, 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B)” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

Prudential Retirement Insurance and Annuity Company

c/o Prudential Investment Management, Inc.

Private Placement Trade Management

PRIAC Administration

Gateway Center Four, 7th Floor

100 Mulberry Street

Newark, New Jersey 07102

Telephone: (973) 802-8107

Facsimile: (888) 889-3832

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 06-1050034

Securities to be delivered to:

Prudential Capital Group

1170 Peachtree Street, Suite 500

Atlanta, Georgia 30309

Attention: Michael R. Fierro, Esq.

Telephone: (404) 870-3753

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
GATEWAY RECOVERY TRUST c/o Prudential Capital Group 2200 Ross Avenue, Suite 4200E Dallas, Texas 75201 Attention: Managing Director	A B	$ $	2,342,857.26 1,757,142.74

Payments

All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

JPMorgan Chase Bank

New York, New York

ABA No.: 021-000-021

Account No.: 507-835085

Each such wire transfer shall set forth the name of the Company, a reference to “5.85% Senior Notes due April 25, 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B)” and the due date and application (as among principal, interest and Make-Whole Amount) of the payment being made.

Notices

All notices with respect to payments, and written confirmation of each such payment, to be addressed to:

JPMorgan Chase Bank

C/o Gateway Recovery Trust

450 West 33rd Street, 15th Floor

New York, New York 10001-2697

Attention: Trust Officer

With a copy to:

The Prudential Insurance Company of America

c/o Investment Operations Group

Three Gateway Center, 12th Floor

100 Mulberry Street

Newark, New Jersey 07102-4077

Attention: Manager

Recipient of telephonic prepayment notices:

Manager, Trade Management Group

Telephone: (973) 367-3141

Facsimile: (800) 224-2278

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 51-0371876

Original Securities to be delivered to:

JPMorgan Chase Bank

600 Travis

9 CTH 382

Houston, Texas 77002

Attention: Patty Barbarino

Telephone: (713) 216-5139

Facsimile: (713) 216-4880

E-mail: Patty.Barbarino@jpmorgan.com

With a copy to:

Prudential Capital Group

Gateway Center 4

100 Mulberry, 7th Floor

Newark, New Jersey 07102

Attention: Trade Management, Manager

Telephone: (973) 367-3141

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
GENWORTH LIFE INSURANCE COMPANY OF NEW YORK c/o Genworth Financial Account: Genworth Life Insurance Company of New York 601 Union Street, Suite 2200 Seattle, Washington 98101 Attention: Private Placements Phone Number: (206) 516-4515 Fax Number: (206) 516-4578	A B	$ $	7,142,857.00 5,357,143.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

Hare & Co.

The Bank of New York

ABA #021000018

Account Number/Beneficiary: GLA111566

SWIFT Code: IRVTUS33

Bank to Bank Information: Genworth Life Insurance Company of New York, Account #127019, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B) and security description, and identify principal and interest amounts

Notices

All notices and communications including original note agreement, conformed copy of the note agreement, amendment requests, financial statements and other general information to be addressed as follows (If available, an electronic copy is additionally requested. Please send to the following e-mail address: gnw.privateplacements@genworth.com):

Genworth Financial

Account: Genworth Life Insurance Company of New York

601 Union Street, Suite 2200

Seattle, Washington 98101

Attention: Private Placements

Phone Number: (206) 516-4515

Fax Number: (206) 516-4578

Notices with respect to payments and written confirmation of each such payment, including interest payments, redemptions, premiums, make wholes, and fees should also be addressed as above with additional copies addressed to the following:

State Street

Account: Genworth Life Insurance Company of New York

801 Pennsylvania

Kansas City, Missouri 64105

Attention: Tammy Karn

Phone Number: (816) 691-9286

Fax Number: (816) 691-5593

geam@statestreetkc.com (preferred delivery method)

and

Hare & Co.

The Bank of New York

Income Collection Department

P.O. Box 11203

New York, New York 10286

Attention: PP P&I Department

Ref: Genworth Life Insurance Company of New York, Account #127019, Cusip/PPN and Security Description

P&I Contact: Anthony Largo – (718) 315-3022

Name of Nominee in which Notes are to be issued: HARE & CO.

Taxpayer I.D. Number: 22-2882416

Notes should be delivered to:

The Bank of New York

One Wall Street

Window A, 3rd Floor

New York, New York 10286

Ref: Genworth Life Insurance Company of New York and Account #127019

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
CUNA MUTUAL INSURANCE SOCIETY Attn: Managing Director - Investments 5910 Mineral Point Road Madison, Wisconsin 53705-4456 Telephone: (608) 231-8255 Facsimile: (608) 236-6224 E-mail: John.Petchler@cunamutual.com	A B	$ $	1,285,714.20 964,285.80

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Old Dominion Freight Line, 5.85% Senior Notes due 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B), principal, premium or interest”) to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, New York 10041

ABA: 011000028

Account: State Street Bank

A/C: CUNA Mutual Insurance Society

A/C Number: Fund # ZT1E

Notices

All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attention: Brian Kershner

801 Pennsylvania

Kansas City, Missouri 64105

Fax: (816) 691-5545

E-mail: bdkersh@statestreetkc.com

With a copy to:

CUNA Mutual Insurance Society

Attention: Rosie Pope

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Fax: (608) 231-8591

E-mail: rosie.pope@cunamutual.com

All other communications to be addressed as first provided above with a copy to:

CUNA Mutual Insurance Society

Attention: Associate General Counsel

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Telephone: (608) 231-7653

Fax: (608) 236-7653

E-mail: Steve.suleski@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNKEYS & CO

Purchaser’s Taxpayer I.D. Number: 39-0230590

Notes should be delivered to:

State Street Bank

DTC/New York Window

55 Water Street

New York, New York 10041

Attention: Robert Mendez

A/C: CUNA Mutual Insurance Society

A/C Number: Fund # ZT1E

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
CUMIS INSURANCE SOCIETY, INC. c/o CUNA Mutual Insurance Society Attn: Managing Director - Investments 5910 Mineral Point Road Madison, Wisconsin 53705-4456 Telephone: (608) 231-8255 Facsimile: (608) 236-6224 E-mail: John.Petchler@cunamutual.com	A B	$ $	642,857.10 482,142.90

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Old Dominion Freight Line, 5.85% Senior Notes due 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B), principal, premium or interest”) to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, New York 10041

ABA: 011000028

Account: State Street Bank

A/C: CUMIS Insurance Society

A/C Number: Fund # ZT1I

Notices

All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attention: Brian Kershner

801 Pennsylvania

Kansas City, Missouri 64105

Fax: (816) 691-5545

E-mail: bdkersh@statestreetkc.com

With a copy to:

CUNA Mutual Insurance Society

Attention: Rosie Pope

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Fax: (608) 231-8591

E-mail: rosie.pope@cunamutual.com

All other communications to be addressed as first provided above with a copy to:

CUNA Mutual Insurance Society

Attention: Associate General Counsel

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Telephone: (608) 231-7653

Fax: (608) 236-7653

E-mail: Steve.suleski@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNJETTY & CO

Purchaser’s Taxpayer I.D. Number: 39-0972608

Notes should be delivered to:

State Street Bank

DTC/New York Window

55 Water Street

New York, New York 10041

Attention: Robert Mendez

A/C: CUMIS Insurance Society

A/C Number: Fund # ZT1I

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
MEMBERS LIFE INSURANCE COMPANY c/o CUNA Mutual Insurance Society Attn: Managing Director - Investments 5910 Mineral Point Road Madison, Wisconsin 53705-4456 Telephone: (608) 231-8255 Facsimile: (608) 236-6224 E-mail: John.Petchler@cunamutual.com	A B	$ $	428,571.40 321,428.60

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Old Dominion Freight Line, 5.85% Senior Notes due 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B), principal, premium or interest”) to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, New York 10041

ABA: 011000028

Account: State Street Bank

A/C: Members Life Insurance Company

A/C Number: Fund # ZT1J

Notices

All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attention: Brian Kershner

801 Pennsylvania

Kansas City, Missouri 64105

Fax: (816) 691-5545

E-mail: bdkersh@statestreetkc.com

With a copy to:

CUNA Mutual Insurance Society

Attention: Rosie Pope

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Fax: (608) 231-8591

E-mail: rosie.pope@cunamutual.com

All other communications to be addressed as first provided above with a copy to:

CUNA Mutual Insurance Society

Attention: Associate General Counsel

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Telephone: (608) 231-7653

Fax: (608) 236-7653

E-mail: Steve.suleski@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNLAUNCH & CO

Purchaser’s Taxpayer I.D. Number: 39-1236386

Notes should be delivered to:

State Street Bank

DTC/New York Window

55 Water Street

New York, New York 10041

Attention: Robert Mendez

A/C: Members Life Insurance Company

A/C Number: Fund # ZT1J

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
CUNA MUTUAL LIFE INSURANCE COMPANY c/o CUNA Mutual Insurance Society Attn: Managing Director - Investments 5910 Mineral Point Road Madison, Wisconsin 53705-4456 Telephone: (608) 231-8255 Facsimile: (608) 236-6224 E-mail: John.Petchler@cunamutual.com	A B	$ $	1,928,571.30 1,446,428.70

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as “Old Dominion Freight Line, 5.85% Senior Notes due 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B), principal, premium or interest”) to:

State Street Bank

DTC/New York Window

55 Water Street

Plaza Level - 3rd Floor

New York, New York 10041

ABA: 011000028

Account: State Street Bank

A/C: CUNA Mutual Life Insurance Company

A/C Number: Fund # ZT2A

Notices

All notices of payments and written confirmations of such wire transfers:

State Street Bank

Attention: Brian Kershner

801 Pennsylvania

Kansas City, Missouri 64105

Fax: (816) 691-5545

E-mail: bdkersh@statestreetkc.com

With a copy to:

CUNA Mutual Insurance Society

Attention: Rosie Pope

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Fax: (608) 231-8591

E-mail: rosie.pope@cunamutual.com

All other communications to be addressed as first provided above with a copy to:

CUNA Mutual Insurance Society

Attention: Associate General Counsel

5910 Mineral Point Road

Madison, Wisconsin 53705-4456

Telephone: (608) 231-7653

Fax: (608) 236-7653

E-mail: Steve.suleski@cunamutual.com

Name of Nominee in which Notes are to be issued: TURNSPEED & CO

Purchaser’s Taxpayer I.D. Number: 42-0388260

Notes should be delivered to:

State Street Bank

DTC/New York Window

55 Water Street

New York, New York 10041

Attention: Robert Mendez

A/C: CUNA Mutual Life Insurance Company

A/C Number: Fund # ZT2A

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
UNITED OF OMAHA LIFE INSURANCE COMPANY Mutual of Omaha Plaza Omaha, Nebraska 68175-1011 Attention: 4-Investment Loan Administration	A B	$ $	4,285,714.00 3,214,286.00

Payments

All principal and interest payments on or in respect of the Notes shall be made by wire transfer of immediately available funds to:

JPMorgan Chase Bank

ABA #021000021

Private Income Processing

for credit to: United of Omaha Life Insurance Company

Account Number 900-9000200

a/c G07097

PPN: 679580 C@ 7 (Tranche A) or PPN: 679580 C# 5 (Tranche B)

Interest Amount:

Principal Amount:

Notices

All notices of payments of principal and interest, on or in respect of the Notes and written confirmation of each such payment, corporate actions and reorganization notifications to:

JPMorgan Chase Bank

14201 Dallas Parkway, 13th Floor

Dallas, Texas 75254-2917

Attention: Income Processing - G. Ruiz

a/c: G07097

All other notices and communications (i.e., quarterly/annual reports, tax filings, modifications, waivers regarding the indenture) to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0322111

Notes should be forwarded to:

JPMorgan Chase Bank

4 New York Plaza

Ground Floor Receive Window

New York, New York 10041

Account # G07097

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division - Private Placements	A	$1,928,571.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and application among principal and interest of the payment being made. Payment shall be made to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #000018012510 for AFLIC-Universal Life

Portfolio

Credit for PPN# 679580 C@ 7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above. Audit confirmations should be sent to: “Attention: Treasury Department” at the same address.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-6040365

Notes to be delivered to:

US Bank Milwaukee, N.A.

Attn: Erika Eckert (MK-LC-1E)

Trust Officer, Account Manager

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

with a copy of the Notes to American Family Life Insurance Company as addressed above.

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division - Private Placements	B	$2,571,429.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and application among principal and interest of the payment being made. Payment shall be made to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #000018012500 for AFLIC-Traditional Portfolio

Credit for PPN# 679580 C# 5

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above. Audit confirmations should be sent to: “Attention: Treasury Department” at the same address.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-6040365

Notes to be delivered to:

US Bank Milwaukee, N.A.

Attn: Erika Eckert (MK-LC-1E)

Trust Officer, Account Manager

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

with a copy of the Notes to American Family Life Insurance Company as addressed above.

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
AMERICAN FAMILY LIFE INSURANCE COMPANY 6000 American Parkway Madison, Wisconsin 53783-0001 Attention: Investment Division - Private Placements	A	$1,500,000.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds. Each such wire transfer shall set forth the name of the Company, the full title (including the coupon rate and final maturity date) of the Notes, and the due date and application among principal and interest of the payment being made. Payment shall be made to:

US Bank, N.A.

Trust Services

60 Livingston Ave., St. Paul, MN 55107-2292

ABA #091000022

Beneficial Account #180183083765

FFC to American Family Trust Account #000018012800 for AFLIC-Annuities Portfolio

Credit for PPN# 679580 C@ 7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above. Audit confirmations should be sent to: “Attention: Treasury Department” at the same address.

Name of Nominee in which Notes are to be issued: BAND & Co.

Taxpayer I.D. Number: 39-6040365

Notes to be delivered to:

US Bank Milwaukee, N.A.

Attn: Erika Eckert (MK-LC-1E)

Trust Officer, Account Manager

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

with a copy of the Notes to American Family Life Insurance Company as addressed above.

NAME AND ADDRESS OF PURCHASER	TRANCHE	PRINCIPAL AMOUNT OF SERIES A NOTES TO BE PURCHASED
SECURITY FINANCIAL LIFE INSURANCE CO. 4000 Pine Lake Road P. O. Box 82248 Lincoln, Nebraska 68501-2248	A B	$ $	857,143.00 642,857.00

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Old Dominion Freight Line, 5.85% Senior Notes due 2016, PPN 679580 C@ 7 (Tranche A) or PPN 679580 C# 5 (Tranche B), principal, premium or interest”) to:

Union Bank & Trust Company

4732 Calvert Street

Lincoln, Nebraska 68501-2535

ABA #104910795

Account of: Security Financial Life Insurance Co.

Account Number: 338-1480

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed:

Security Financial Life Insurance Co.

4000 Pine Lake Road

Lincoln, Nebraska 68516

Attention: Investment Division

Fax: (402) 458-2170

Phone: (402) 434-9600

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 47-0293990

Original Securities to be delivered to:

Security Financial Life Insurance Co.

4000 Pine Lake Road

Lincoln, NE 68516

Attention: Kevin Hammond

DEFINED TERMS

As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

“Additional Notes” is defined in Section 2.2.

“Additional Purchasers” means purchasers of Additional Notes.

“Administrative Agent” means Wachovia Bank, National Association in its capacity as administrative agent under the Bank Credit Agreement, together with its successors and assigns in such capacity.

“Affiliate” means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company.

“Anti-Terrorism Order” means Executive Order No. 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49, 079 (2001), as amended.

“Bank Credit Agreement” means the Credit Agreement dated as of September 22, 2005, by and among the Company, the Administrative Agent, and the other financial institutions party thereto, as amended, restated, joined, supplemented or otherwise modified from time to time, and any renewals, extensions, refinancings or replacements thereof, which constitute the primary bank credit facility of the Company and its Subsidiaries.

“Business Day” means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

“Capital Lease” means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

“Capital Lease Obligation” means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

SCHEDULE B

(to Note Purchase Agreement)

“Closing” is defined in Section 3.

“Closing Date” is defined in Section 3.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

“Company” means Old Dominion Freight Line, Inc., a Virginia corporation.

“Confidential Information” is defined in Section 20.

“Consolidated Debt” means as of any date of determination the total amount of all Debt of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

“Consolidated EBITDAR” shall mean, for any period, Consolidated Net Income for such period plus (to the extent deducted in computing such Consolidated Net Income and without duplication) (a) depreciation, depletion, if any, and amortization expense for such period, (b) income tax expense for such period, (c) other non-cash charges for such period, and (d) Consolidated Fixed Charges for such period, all as determined in accordance with GAAP.

“Consolidated Fixed Charges” means, with respect to any period, the sum of (i) Consolidated Net Interest Expense for such period plus (ii) Lease Rentals for such period, determined on a consolidated basis for the Company and its Subsidiaries.

“Consolidated Net Income” shall mean, for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Interest Expense” shall mean, for any period, the difference between (i) gross interest expense of the Company and its Subsidiaries deducted in the calculation of Consolidated Net Income for such period, and (ii) the gross interest income of the Company and its subsidiaries included in the calculation of Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP.

“Consolidated Net Worth” shall mean the consolidated stockholder’s equity of the Company and it’s Subsidiaries, as defined according to GAAP.

“Consolidated Total Assets” means, as of any date of determination, the total amount of all assets of the Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

“Consolidated Total Capitalization” means, at any time, the sum of (i) Consolidated Net Worth and (ii) Consolidated Debt.

“Debt” means, with respect to any Person, without duplication,

(a) its liabilities for borrowed money;

(b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable and other accrued liabilities arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

(c) its Capital Lease Obligations;

(d) its liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

(e) Guarantees by such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

“Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

“Default Rate” means with respect to the Notes of any Series that rate of interest that is 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes of such Series (and of such tranche if such Series has separate tranches).

“Electronic Delivery” is defined in Section 7.1(a).

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

“Event of Default” is defined in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, at any time and with respect to any property, the sale value of such property that would be realized in an arm’s-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell), as reasonably determined in the good faith opinion of the Company’s board of directors.

“GAAP” means those generally accepted accounting principles as in effect from time to time in the United States of America; provided that, if the Company notifies the Required Holders that the Company wishes to amend any negative covenants (or any definition hereof) to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant or definition, then the Company’s compliance with such covenant or the meaning of such definition shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Holders.

“Governmental Authority” means

(a) the government of

(i) the United States of America or any state or other political subdivision thereof, or

(ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which has jurisdiction over any properties of the Company or any Subsidiary, or

(b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

“Guaranty” means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

(a) to purchase such Debt or obligation or any property constituting security therefor primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation;

(b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

(c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

(d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor, provided that the amount of such Debt outstanding for purposes of this Agreement shall not exceed the maximum amount of Debt that is the subject of such Guaranty.

“Hazardous Material” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law including, but not limited to, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances.

“Holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

“Institutional Investor” means (a) any original purchaser of a Note, (b) any holder of more than $2,000,000 of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

“Investments” shall mean all investments, in cash or by delivery of property made, directly or indirectly in any Person, whether by acquisition of shares of capital stock, Debt or other obligations or securities or by loan, advance, capital contribution or otherwise.

“Lease Rentals” shall mean, for any period, the aggregate amount of all payments that the Company is required to make pursuant to the terms of any lease by the Company of any building (including, without limitation, any of the Company’s leased terminals and similar facilities) or office equipment or revenue producing equipment which lease has a term of more than six (6) months, including renewals thereof.

“Lien” means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement (other than an operating lease) or Capital Lease, upon or with respect to any property or asset of such Person (including, in the case of stock, shareholder agreements, voting trust agreements and all similar arrangements).

“Make-Whole Amount” shall have the meaning (i) set forth in Section 8.6 with respect to any Series A Note and (ii) set forth in the applicable Supplement with respect to any other Series of Notes.

“Material” means material in relation to the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement (including any Supplement) and the Notes, or (c) the validity or enforceability of this Agreement (including any Supplement), the Notes or the Subsidiary Guaranty.

“Material Subsidiary” means, at any time, any Subsidiary of the Company which, together with all other Subsidiaries of such Subsidiary, accounts for more than (i) 5% of the consolidated assets of the Company and its Subsidiaries or (ii) 5% of consolidated revenue of the Company and its Subsidiaries.

“Memorandum” is defined in Section 5.3.

“Multiemployer Plan” means any Plan that is a “multiemployer plan” (as such term is defined in Section 4001(a)(3) of ERISA).

“Notes” is defined in Section 1.

“Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

“Person” means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

“Plan” means an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Debt of Subsidiaries (including all Guaranties of Debt of the

Company but excluding (x) Debt owing to the Company or any other Subsidiary, (y) Debt outstanding at the time such Person became a Subsidiary, provided that such Debt shall have not been incurred in contemplation of such person becoming a Subsidiary, and (z) all Guaranties of Debt of the Company by any Subsidiary which has also guaranteed the Notes) and (ii) all Debt of the Company and its Subsidiaries secured by Liens other than Debt secured by Liens permitted by subparagraphs (a) through (i), inclusive, of Section 10.4.

“property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

“Purchasers” means the purchasers of the Notes named in Schedule A hereto.

“QPAM Exemption” means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

“Qualified Institutional Buyer” means any Person who is a qualified institutional buyer within the meaning of such term as set forth in Rule 144A(1) under the Securities Act.

“Ratable Portion” means, with respect to any Note, an amount equal to the product of (x) the amount equal to the net proceeds being so applied to the prepayment of Senior Debt multiplied by (y) a fraction the numerator of which is the outstanding principal amount of such Note and the denominator of which is the aggregate principal amount of Senior Debt of the Company and its Subsidiaries.

“Required Holders” means, at any time, the holders of not less than 51% in principal amount of the Notes of all Series at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates and any Notes held by parties who are contractually required to abstain from voting with respect to matters affecting the holders of the Notes).

“Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the compliance of the relevant portion of this Agreement.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Senior Debt” means, as of the date of any determination thereof, all Consolidated Debt, other than Subordinated Debt.

“Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

“Series” means any series of Notes issued pursuant to this Agreement or any Supplement hereto.

“Series A Notes” is defined in Section 1 of this Agreement.

“Subordinated Debt” means all unsecured Debt of the Company which shall contain or have applicable thereto subordination provisions providing for the subordination thereof to other Debt of the Company (which other Debt shall include, without limitation, the obligations of the Company under this Agreement, any Supplement or the Notes).

“Subsidiary” means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a “Subsidiary” is a reference to a Subsidiary of the Company.

“Subsidiary Guarantor” means each Subsidiary which is party to the Subsidiary Guaranty.

“Subsidiary Guaranty” is defined in Section 2.3 of this Agreement.

“Supplement” is defined in Section 2.2 of this Agreement.

“tranche” means all Notes of a Series having the same maturity, interest rate and schedule for mandatory prepayments.

“Tranche A Closing” is defined in Section 3 of this Agreement.

“Tranche A Notes” is defined in Section 1 of this Agreement.

“Tranche B Closing” is defined in Section 3 of this Agreement.

“Tranche B Notes” is defined in Section 1 of this Agreement.

“USA Patriot Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

CHANGES IN CORPORATE STRUCTURE

None.

SCHEDULE 4.9

(to Note Purchase Agreement)

SUBSIDIARIES OF THE COMPANY, OWNERSHIP OF SUBSIDIARY STOCK, AFFILIATES

SUBSIDIARY	STATE OF INCORPORATION	STOCKHOLDER
NONE

The Company’s directors are Earl E. Congdon (Chairman), John R. Congdon, John A. Ebeling, Harold G. Hoak, Franz F. Holscher, David S. Congdon, John R. Congdon, Jr., J. Paul Breitbach, and Robert G. Culp, III.

The Company’s senior officers are Earl E. Congdon, John R. Congdon, David S. Congdon, John B. Yowell, J. Wes Frye, and Joel B. McCarty, Jr.

Other Investments of the Company and its Subsidiaries: None

The Company’s affiliate is Old Dominion Truck Leasing, Inc.

Our Existing Debt, excluding IBM Credit Corp., limits the amount of dividends that may be paid to shareholders. See Schedule 5.15.

SCHEDULE 5.4

(to Note Purchase Agreement)

FINANCIAL STATEMENTS

Financial Statements included on Form 10-K for the fiscal years ending 2004 and 2005 and 10-Q for the fiscal quarter ending September 30, 2005 available on Edgar.

SCHEDULE 5.5

(to Note Purchase Agreement)

LICENSES, PERMITS, ETC.

None.

SCHEDULE 5.11

(to Note Purchase Agreement)

EXISTING DEBT; FUTURE LIENS

IBM Credit Corp.	$2,904,577
First Union Commercial Corporation	$2,471,445
Wachovia Bank, N.A.	$11,473,000	*
New York Life Insurance Co.	$27,107,143
Prudential Insurance Company of America	$37,500,000
Allstate Life Insurance Company	$20,000,000
Metropolitan Life Insurance Company	$20,000,000
United of Omaha Life Insurance Company	$4,350,000
Security Benefit Life Insurance Company	$3,150,000

Total Existing Debt at December 31, 2005	$128,956,165

No future liens. See Schedule 10.4.

*	Outstanding Debt of the Company relating to the Bank Credit Agreement increased from $11,473,000 at December 31, 2005 to $50,000,000 at April 19, 2006.

SCHEDULE 5.15

(to Note Purchase Agreement)

EXISTING LIENS

IBM Credit Corp. (Capitalized leases respecting computer equipment)

First Union Commercial Corporation (Purchase money credit facility secured by liens on the purchased tractors)

SCHEDULE 10.4

(to Note Purchase Agreement)

[FORM OF TRANCHE A NOTE]

OLD DOMINION FREIGHT LINE, INC.

5.85% SERIES A SENIOR NOTE, TRANCHE A, DUE APRIL 25, 2016

No. [ ]	, 20
$[ ]	PPN 679580 C@ 7

FOR VALUE RECEIVED, the undersigned, OLD DOMINION FREIGHT LINE, INC. (herein called the “Company”), a corporation organized and existing under the laws of the Commonwealth of Virginia, hereby promises to pay to [                                ] or registered assigns, the principal sum of [                    ] DOLLARS (or so much thereof as shall not have been prepaid) on April 25, 2016 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.85% per annum from the date hereof, payable semi-annually, on the 25th day of April and October in each year and at maturity, commencing on October 25, 2006, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 2% above the stated rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 25, 2006 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1-A

(to Note Purchase Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the terms of the Note Purchase Agreement, certain Subsidiaries of the Company from time to time are required to enter into a Subsidiary Guaranty, pursuant to which such Subsidiaries will absolutely and unconditionally guarantee payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

OLD DOMINION FREIGHT LINE, INC.

By
Name:
Title:

E-1-A-2

[FORM OF TRANCHE B NOTE]

OLD DOMINION FREIGHT LINE, INC.

5.85% SERIES A SENIOR NOTE, TRANCHE B, DUE APRIL 25, 2016

No. [ ]	, 20
$[ ]	PPN 679580 C# 5

FOR VALUE RECEIVED, the undersigned, OLD DOMINION FREIGHT LINE, INC. (herein called the “Company”), a corporation organized and existing under the laws of the Commonwealth of Virginia, hereby promises to pay to [                    ] or registered assigns, the principal sum of [            ] DOLLARS (or so much thereof as shall not have been prepaid) on April 25, 2016 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 5.85% per annum from the date hereof, payable semi-annually, on the 25th day of April and October in each year and at maturity, commencing on October 25, 2006, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to 2% above the stated rate, on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Bank of America, N.A. in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to the Note Purchase Agreement, dated as of April 25, 2006 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided, that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by any holder of any Note will not constitute a non-exempt prohibited transaction under section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and

EXHIBIT 1-B

(to Note Purchase Agreement)

registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the terms of the Note Purchase Agreement, certain Subsidiaries of the Company from time to time are required to enter into a Subsidiary Guaranty, pursuant to which such Subsidiaries will absolutely and unconditionally guarantee payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

By
Name:
Title:

E-1-B-2

FORM OF SUBSIDIARY GUARANTY

SUBSIDIARY GUARANTY AGREEMENT

Dated as of [            ]

from

THE SUBSIDIARY GUARANTORS NAMED HEREIN

for the benefit of

THE HOLDERS OF THE NOTES

RE:

$100,000,000 5.85% Series A Senior Notes, Tranche A, due April 25, 2016

$75,000,000 5.85% Series A Senior Notes, Tranche B, due April 25, 2016

OF

OLD DOMINION FREIGHT LINE, INC.

EXHIBIT 2.3

(to Note Purchase Agreement)

-i-

-ii-

SUBSIDIARY GUARANTY AGREEMENT, dated as of [                    ] (this “Guaranty”), from each of [                        ], and such Subsidiaries as shall become parties hereto in accordance with Section 13 hereof (each a “Subsidiary Guarantor” and collectively the “Subsidiary Guarantors”), for the benefit of the holders from time to time of the Notes (as defined below) (such holders, together with their successors, assigns or any other future holder of the Notes, the “Holders”). Capitalized terms used herein are defined in Section 14 hereof or the Note Purchase Agreement referred to below.

WHEREAS, OLD DOMINION FREIGHT LINE, INC., a Virginia corporation (the “Company”), has authorized the issue and sale of (i) $100,000,000 aggregate principal amount of the its 5.85% Series A Senior Notes, Tranche A, due April 25, 2016 and (ii) $75,000,000 aggregate principal amount of its 5.85% Series A Senior Notes, Tranche B, due April 25, 2016 (collectively, the “Series A Notes”), pursuant to the Note Purchase Agreement, dated as of April 25, 2006 (as amended, modified or supplemented from time to time, the “Note Purchase Agreement”) among the Company and the purchasers named therein.

WHEREAS, the Company is authorized to issue Additional Notes (as such term is defined in the Note Purchase Agreement) of one or more separate series from time to time in an aggregate principal amount not to exceed $500,000,000 pursuant to Section 2.2 of the Note Purchase Agreement.

WHEREAS, the Additional Notes together with the Series A Notes are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).

WHEREAS, each of the Subsidiary Guarantors is a Subsidiary of the Company.

WHEREAS, pursuant to the terms of Section 9.7 of the Note Purchase Agreement, the Company has agreed that certain of its Subsidiaries will guarantee its obligations under the Notes and the Note Purchase Agreement.

WHEREAS, the Subsidiary Guarantors, by their execution and delivery hereof, each acknowledge that they will derive substantial benefits from the issuance of the Notes.

NOW, THEREFORE, in consideration of the premises and to induce the Holders to purchase the Notes, each of the Subsidiary Guarantors, intending to be legally bound, hereby agrees for the benefit of the Holders, as follows:

SECTION 1.	GUARANTY.

Each Subsidiary Guarantor, together with all other Subsidiary Guarantors, hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, as a primary obligor and not merely as a surety, to each Holder and its successors and assigns, the full and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of the principal of and Make-Whole Amount, and interest on (including, without limitation, interest, whether or not an allowable claim, accruing after the date of filing of any petition in bankruptcy, or the commencement of any bankruptcy, insolvency or similar proceeding relating to the Company) the Notes and all other amounts under the Note Purchase Agreement and all other obligations, agreements and covenants of the Company now or hereafter existing under the Note Purchase Agreement whether for principal, Make-Whole Amount, interest (including interest accruing or becoming owing both prior to and subsequent to the commencement of any proceeding against or with respect to the Company under any chapter of the Bankruptcy Code), indemnification payments, expenses (including reasonable attorneys’ fees and expenses) or otherwise, and all reasonable costs and expenses, if any, incurred by any Holder in connection with enforcing any rights under this Guaranty (all such obligations being the “Guaranteed Obligations”), and agrees to pay any and all reasonable expenses incurred by each Holder in enforcing this Guaranty; provided that, notwithstanding anything contained herein or in the Note Purchase Agreement to the contrary, the maximum liability of each Subsidiary Guarantor hereunder and under the Note Purchase Agreement shall in no event exceed such Guarantor’s Maximum Guaranteed Amount, and provided further, each Subsidiary Guarantor shall be unconditionally required to pay all amounts demanded of it hereunder prior to any determination of such Maximum Guaranteed Amount and the recipient of such payment, if so required by a final non-appealable order of a court of competent jurisdiction, shall then be liable for the refund of any excess amounts. If any such rebate or refund is ever required, all other Subsidiary Guarantors (and the Company) shall be fully liable for the repayment thereof to the maximum extent allowed by applicable law. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and not of collectibility and is in no way conditioned upon any attempt to collect from the Company or any other action, occurrence or circumstance whatsoever. Each Subsidiary Guarantor agrees that the Guaranteed Obligations may at any time and from to time exceed the Maximum Guaranteed Amount of such Subsidiary Guarantor without impairing this Guaranty or affecting the rights and remedies of the Holders hereunder.

Notwithstanding any stay, injunction or other prohibition preventing such action against the Company, if for any reason whatsoever the Company shall fail or be unable to duly, punctually and fully perform and (in the case of the payment of Guaranteed Obligations) pay such amounts as and when the same shall become due and (in the case of the payment of Guaranteed Obligations) payable or to perform or comply with any other Guaranteed Obligation, whether or not such failure or inability shall constitute an “Event of Default” under the Note Purchase Agreement or the Notes, each Subsidiary Guarantor will forthwith (in the case of the payment of Guaranteed Obligations) pay or cause to be paid such amounts to the Holders, in lawful money of the United States of America, at the place specified in the Note Purchase Agreement, or perform or comply with such Guaranteed Obligations or cause such Guaranteed Obligations to be performed or complied with, (in the case of the payment of Guaranteed Obligations) together with interest (in the amounts and to the extent required under such Notes) on any amount due and owing.

SECTION 2.	REPRESENTATIONS AND WARRANTIES.

Each Subsidiary Guarantor hereby represents and warrants as follows:

(a) All representations and warranties contained in the Note Purchase Agreement that relate to such Subsidiary Guarantor are true and correct in all respects.

E-2.3- 2

(b) Such Subsidiary Guarantor acknowledges that, any default in the due observance or performance by such Subsidiary Guarantor of any covenant, condition or agreement contained herein (if, after the running of any applicable notice and opportunity to cure periods provided in the Note Purchase Agreement, such default or event of default remains uncured) shall constitute an Event of Default.

(c) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or expressly waived.

(d) Such Subsidiary Guarantor has, independently and without reliance upon the Holders and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. Such Subsidiary Guarantor has investigated fully the benefits and advantages which will be derived by it from execution of this Guaranty, and the Board of Directors of such Subsidiary Guarantor has decided that a direct and/or an indirect benefit will accrue to such Subsidiary Guarantor by reason of the execution of this Guaranty.

(e) (i) This Guaranty is not given with actual intent to hinder, delay or defraud any Person to which such Subsidiary Guarantor is or will become, on or after the date hereof, indebted; (ii) such Subsidiary Guarantor has received at least a reasonably equivalent value in exchange for the giving of this Guaranty; (iii) such Subsidiary Guarantor is not insolvent on the date hereof and will not become insolvent as a result of the giving of this Guaranty; (iv) such Subsidiary Guarantor is not engaged in a business or transaction, nor is about to engage in a business or transaction, for which any property remaining with such Subsidiary Guarantor constitutes an unreasonably small amount of capital; and (v) such Subsidiary Guarantor does not intend to incur debts that will be beyond such Subsidiary Guarantor’s ability to pay as such debts mature.

(f) Each Subsidiary Guarantor is a corporation or other legal entity duly organized and validly existing under the laws of its state of organization, and has the requisite power, authority and legal right under the laws of its state of organization to conduct its business as presently conducted and to execute, deliver and perform its obligations under this Guaranty.

(g) The execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action on the part of each Subsidiary Guarantor, and does not require any consent or approval of, or the giving of notice to, or the taking of any other action in respect of, any stockholder or trustee or holder of any indebtedness or obligations of such Subsidiary Guarantor. This Guaranty constitutes a legal, valid and binding obligation of each Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except that such enforceability is subject to any limitations arising from bankruptcy, insolvency, liquidation, moratorium, reorganization and other similar laws of general application relating to or affecting the rights of creditors or pledgees and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

E-2.3- 3

(h) The execution, delivery and performance of this Guaranty does not and will not conflict with or result in any violation of or default under any provision of the Articles of Incorporation or by-laws or partnership agreement, as the case may be, of any Subsidiary Guarantor, or any indenture, mortgage, deed of trust, instrument, law, rule or regulation binding on any Subsidiary Guarantor or to which a Subsidiary Guarantor is a party.

(i) The execution, delivery and performance of this Guaranty does not and will not result in violation of any judgment or order applicable to any Subsidiary Guarantor or result in the creation or imposition of any Lien on any of the properties or revenues of any Subsidiary Guarantor pursuant to any requirement of law or any indenture, mortgage, deed of trust or other instrument to which such Subsidiary Guarantor is a party.

(j) The execution, delivery and performance of this Guaranty do not and will not conflict with and do not and will not require any consent, approval or authorization of, or registration or filing with, any governmental authority or agency of the state of organization of any Subsidiary Guarantor or of the United States or any State.

(k) There are no pending or, to the knowledge of any Subsidiary Guarantor, threatened actions or proceedings against or affecting such Subsidiary Guarantor or any of its properties by or before any court or administrative agency or arbiter that would adversely affect the ability of such Subsidiary Guarantor to perform its obligations hereunder or call into question the validity or enforceability of this Guaranty.

(l) Each Subsidiary Guarantor’s obligations under this Guaranty are at least pari passu in right of payment with all other unsecured claims against the general creditors of such Subsidiary Guarantor.

(m) Each Subsidiary Guarantor has validly and irrevocably submitted to the jurisdiction of the Supreme Court of the State of New York, New York County, and the United States District Court for the Southern District of New York.

(n) The choice of the laws of the State of New York to govern this Guaranty is valid and binding.

(o) No Subsidiary Guarantor is in breach of or default under or with respect to any instrument, document or agreement binding upon such Subsidiary Guarantor which breach or default is reasonably probable to have a Material Adverse Effect or result in the creation of a Lien on any property of such Subsidiary Guarantor other than Liens permitted under Section 10.4 of the Note Purchase Agreement. Each Subsidiary Guarantor is in compliance with all applicable requirements of law except such non-compliance as would not have a Material Adverse Effect.

(p) The execution, delivery and performance by each Subsidiary Guarantor of this Guaranty will not render such Subsidiary Guarantor insolvent, nor is it being made in contemplation of such Subsidiary Guarantor’s insolvency, and the Subsidiary Guarantor does not have an unreasonably small capital.

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SECTION 3.	SUBSIDIARY GUARANTOR’S OBLIGATIONS UNCONDITIONAL.

(a) This Guaranty shall constitute a guarantee of payment, performance and compliance and not of collection, and each Subsidiary Guarantor specifically agrees that it shall not be necessary, and that such Subsidiary Guarantor shall not be entitled to require, before or as a condition of enforcing the liability of such Subsidiary Guarantor under this Guaranty or requiring payment or performance of the Guaranteed Obligations by any Subsidiary Guarantor hereunder, or at any time thereafter, that any Holder: (a) file suit or proceed to obtain or assert a claim for personal judgment against the Company or any other Person that may be liable for or with respect to any Guaranteed Obligation; (b) make any other effort to obtain payment or performance of any Guaranteed Obligation from the Company or any other Person that may be liable for or with respect to such Guaranteed Obligation, except for the making of the demands, when appropriate, described in Section 1; (c) foreclose against, or seek to realize upon security now or hereafter existing for such Guaranteed Obligations; (d) except to the extent set forth in Section 1, exercise or assert any other right or remedy to which such Holder is or may be entitled in connection with any Guaranteed Obligation or any security or other guaranty therefor; or (e) assert or file any claim against the assets of the Company or any other Person liable for any Guaranteed Obligation. Each Subsidiary Guarantor agrees that this Guaranty shall be continuing, and that the Guaranteed Obligations will be paid and performed in accordance with their terms and the terms of this Guaranty, and are the primary, absolute and unconditional obligations of such Subsidiary Guarantor, irrespective of the value, genuineness, validity, legality, regularity or enforceability or lack thereof of any part of the Guaranteed Obligations or any agreement or instrument relating to the Guaranteed Obligations or this Guaranty, or the existence of any indemnities with respect to the existence of any other guarantee of or security for any of the Guaranteed Obligations, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 3 that the obligations of each Subsidiary Guarantor hereunder shall be irrevocable, primary, absolute and unconditional under any and all circumstances.

(b) Each Subsidiary Guarantor hereby expressly waives notice of acceptance of and reliance upon this Guaranty, diligence, presentment, demand of payment or performance, protest and all other notices (except as otherwise provided for in Section 1) whatsoever, any requirement that the Holders exhaust any right, power or remedy or proceed against the Company or against any other Person under any other guarantee of, or security for, or any other agreement, regarding any of the Guaranteed Obligations. Each Subsidiary Guarantor further agrees that, subject solely to the requirement of making demands under Section 1, the occurrence of any event or other circumstance that might otherwise vary the risk of the Company or such Subsidiary Guarantor or constitute a defense (legal or equitable) available to, or a discharge of, or a counterclaim or right of set-off by, the Company or such Subsidiary Guarantor (other than the full and indefeasible due payment and performance of the Guaranteed Obligations), shall not affect the liability of the Subsidiary Guarantor hereunder.

(c) The obligations of each Subsidiary Guarantor under this Guaranty are not subject to any counterclaim, set-off, deduction, diminution, abatement, recoupment, suspension,

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deferment or defense based upon any claim such Subsidiary Guarantor or any other Person may have against the Company, any Holder or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstances or condition whatsoever (whether or not such Subsidiary Guarantor or the Company shall have any knowledge or notice thereof), including:

(i) any renewal, extension, modification, increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations or any instrument executed in connection therewith, or any contract or understanding with the Company, the Holders, or any of them, or any other Person, pertaining to the Guaranteed Obligations;

(ii) any adjustment, indulgence, forbearance or compromise that might be granted or given by any Holder to the Company or any other Person liable on the Guaranteed Obligations, or the failure of any Holder to assert any claim or demand or to exercise any right or remedy against the Company or any other Person under the provisions of the Note Purchase Agreement, the Notes or otherwise; or any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, the Note Purchase Agreement, the Notes, any guarantee or any other agreement;

(iii) the insolvency, bankruptcy arrangement, adjustment, composition, liquidation, disability, dissolution or lack of power of the Company or any other Person at any time liable for the payment of all or part of the Guaranteed Obligations; or any dissolution of the Company or any other such Person, or any change, restructuring or termination of the partnership structure or existence of the Company or any other such Person, or any sale, lease or transfer of any or all of the assets of the Company or any other such Person, or any change in the shareholders, partners, or members of the Company or any other such Person; or any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations;

(iv) the invalidity, illegality or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by law, the act of creating the Guaranteed Obligations or any part is ultra vires, the officers or representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, the Company or any other Person has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from the Company or any other Person, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

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(v) any full or partial release of the liability of the Company on the Guaranteed Obligations or any part thereof, of any co-guarantors, or of any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations or any part thereof, it being recognized, acknowledged and agreed by each Subsidiary Guarantor that such Subsidiary Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and such Subsidiary Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that any parties other than the Company will be liable to perform the Guaranteed Obligations, or that the Holders will look to other parties to perform the Guaranteed Obligations;

(vi) the taking or accepting of any other security, collateral or guaranty, or other assurance of payment, for all or any part of the Guaranteed Obligations;

(vii) any release, surrender, exchange, subordination, deterioration, waste, loss or impairment (including negligent, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment of, all or any part of the Guaranteed Obligations;

(viii) the failure of any Holder or any other Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

(ix) the fact that any collateral, security, security interest or lien contemplated or intended to be given, created or granted as security for the repayment of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by each Subsidiary Guarantor that such Subsidiary Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral;

(x) any payment by the Company to any Holder being held to constitute a preference under any Fraudulent Conveyance Law, or for any reason any Holder being required to refund such payment or pay such amount to the Company or someone else;

(xi) any other action taken or omitted to be taken with respect to the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices such Subsidiary Guarantor or increases the likelihood that such Subsidiary Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof, it being the unambiguous and unequivocal intention of such Subsidiary Guarantor that it shall be obligated to pay the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations in cash;

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(xii) the fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including by way of a discharge, limitation or tolling thereof under applicable bankruptcy laws;

(xiii) any other circumstance (including any statute of limitations) that might in any manner or to any extent otherwise constitute a defense available to, vary the risk of, or operate as a discharge of, the Company or any Person as a matter of law or equity;

(xiv) any merger or consolidation of the Company or any Subsidiary Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of the Company to any other Person;

(xv) any change in the ownership of any shares of capital stock of the Company, or any change in the relationship between the Company and such Subsidiary Guarantor or any termination of any such relationship;

(xvi) any default, failure or delay, willful or otherwise, in the performance by the Company, any Subsidiary Guarantor or any other Person of any obligations of any kind or character whatsoever under the Note Purchase Agreement or any other agreement;

(xvii) any merger or consolidation of the Company or any Subsidiary Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Company, any Subsidiary Guarantor or any other Person to any other Person, or any change in the ownership of any shares or partnership interests of the Company, any Subsidiary Guarantor or any other Person;

(xviii) in respect of the Company, any Subsidiary Guarantor or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company, any Subsidiary Guarantor or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company, any Subsidiary Guarantor or any other Person and whether or not of the kind hereinbefore specified; or

(xix) any other occurrence, circumstance, or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against such Subsidiary Guarantor;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Guaranty and the parties hereto that the obligations

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of each Subsidiary Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment and performance of all obligations of the Company under the Note Purchase Agreement and the Notes in accordance with their respective terms as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company or any Subsidiary Guarantor shall default under or in respect of the terms of the Note Purchase Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company or any Subsidiary Guarantor under the Note Purchase Agreement, this Guaranty shall remain in full force and effect and shall apply to each and every subsequent default. All waivers herein contained shall be without prejudice to the Holders at their respective options to proceed against the Company, any Subsidiary Guarantor or other Person, whether by separate action or by joinder.

(d) Each Subsidiary Guarantor hereby consents and agrees that any Holder or Holders from time to time, with or without any further notice to or assent from any other Subsidiary Guarantor may, without in any manner affecting the liability of any Subsidiary Guarantor under this Guaranty, and upon such terms and conditions as any such Holder or Holders may deem advisable:

(i) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any debt, liability or obligation of the Company or any Subsidiary Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligations of the Company on the Note Purchase Agreement or the Notes, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of any other agreement or waive this Guaranty; or

(ii) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, any such Holder as direct or indirect security for the payment or performance of any debt, liability or obligation of the Company, any Subsidiary Guarantor or of any other Person secondarily or otherwise liable for any debt, liability or obligation of the Company on the Note Purchase Agreement or the Notes; or

(iii) settle, adjust or compromise any claim of the Company or any Subsidiary Guarantor against any other Person secondarily or otherwise liable for any debt, liability or obligation of the Company on the Note Purchase Agreement or the Notes; or

(iv) purchase Additional Notes form time to time from the Company pursuant to the terms and provisions of the Note Purchase Agreement.

Each Subsidiary Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment, compromise or purchase Additional Notes and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses,

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counterclaims or offsets which it might or could have by reason thereof, it being understood that such Subsidiary Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

(e) All rights of any Holder may be transferred or assigned at any time in accordance with the Note Purchase Agreement and shall be considered to be transferred or assigned at any time or from time to time upon the transfer of such Note in accordance with the Note Purchase Agreement without the consent of or notice to the Subsidiary Guarantors under this Guaranty.

(f) No Holder shall be under any obligation: (i) to marshal any assets in favor of the Subsidiary Guarantors or in payment of any or all of the liabilities of the Company or any Subsidiary Guarantor under or in respect of the Notes or the obligations of the Company and the Subsidiary Guarantors under the Note Purchase Agreement or (ii) to pursue any other remedy that the Subsidiary Guarantors may or may not be able to pursue themselves and that may lighten the Subsidiary Guarantors’ burden, any right to which each Subsidiary Guarantor hereby expressly waives.

SECTION 4.	FULL RECOURSE OBLIGATIONS; PARI PASSU RANKING.

Subject to the Maximum Guaranteed Amount specified above, the obligations of each Subsidiary Guarantor set forth herein constitute the full recourse obligations of such Subsidiary Guarantor enforceable against it to the full extent of all its assets and properties.

The respective obligations under this Guaranty of the Subsidiary Guarantors are and at all times shall remain direct and unsecured obligations of the Subsidiary Guarantors ranking pari passu as against the assets of the Subsidiary Guarantors without any preference among themselves and pari passu with all other present and future unsecured Debt (actual or contingent) of the Subsidiary Guarantors which is not expressed to be subordinate or junior in rank to any other unsecured Debt of the Subsidiary Guarantors.

SECTION 5.	WAIVER.

Each Subsidiary Guarantor unconditionally waives, to the extent permitted by applicable law:

(a) notice of any of the matters referred to in Section 3;

(b) notice to such Subsidiary Guarantor of the incurrence of any of the Guaranteed Obligations, notice to such Subsidiary Guarantor of any breach or default by the Company or such Subsidiary Guarantor with respect to any of the Guaranteed Obligations or any other notice that may be required, by statute, rule of law or otherwise, to preserve any rights of any Holder against such Subsidiary Guarantor;

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(c) presentment to the Company or such Subsidiary Guarantor or of payment from the Company or such Subsidiary Guarantor with respect to any Note or other Guaranteed Obligation or protest for nonpayment or dishonor;

(d) any right to the enforcement, assertion, exercise or exhaustion by any Holder of any right, power, privilege or remedy conferred in any Note, the Note Purchase Agreement or otherwise;

(e) any requirement of diligence on the part of any Holder;

(f) any requirement to mitigate the damages resulting from any default under the Notes or the Note Purchase Agreement;

(g) any notice of any sale, transfer or other disposition of any right, title to or interest in any Note or other Guaranteed Obligation by any Holder, assignee or participant thereof, or in the Note Purchase Agreement;

(h) any release of any Subsidiary Guarantor from its obligations hereunder resulting from any loss by it of its rights of subrogation hereunder; and

(i) any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety or which might otherwise limit recourse against such Subsidiary Guarantor.

SECTION 6.	WAIVER OF SUBROGATION.

Notwithstanding any payment or payments made by any Subsidiary Guarantor hereunder, or any application by any Holder of any security or of any credits or claims, no Subsidiary Guarantor will assert or exercise any rights of any Holder or of such Subsidiary Guarantor against the Company to recover the amount of any payment made by such Subsidiary Guarantor to any Holder hereunder by way of any claim, remedy or subrogation, reimbursement, exoneration, contribution, indemnity, participation or otherwise arising by contract, by statute, under common law or otherwise, and such Subsidiary Guarantor shall not have any right of recourse to or any claim against assets or property of the Company, in each case unless and until the Guaranteed Obligations have been paid in full. Until such time (but not thereafter), each Subsidiary Guarantor hereby expressly waives any right to exercise any claim, right or remedy which such Subsidiary Guarantor may now have or hereafter acquire against the Company or any other Subsidiary Guarantor that arises under the Notes, the Note Purchase Agreement or from the performance by any Subsidiary Guarantor of the guaranty hereunder including any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of any Holder against the Company or any Subsidiary Guarantor, or any security that any Holder now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise. If any amount shall be paid to a Subsidiary Guarantor by the Company or another Subsidiary Guarantor after payment in full of the Guaranteed Obligations, and all or any portion of the Guaranteed Obligations shall thereafter be reinstated in whole or in part and any Holder is

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required to repay any sums received by any of them in payment of the Guaranteed Obligations, this Guaranty shall be automatically reinstated and such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or any Federal or state law.

SECTION 7.	SUBORDINATION.

If any Subsidiary Guarantor becomes the holder of any indebtedness payable by the Company or another Subsidiary Guarantor, each Subsidiary Guarantor hereby subordinates all indebtedness owing to it from the Company or such other Subsidiary Guarantor to all indebtedness of the Company to the Holders, and agrees that, during the continuance of any Event of Default, it shall not accept any payment on the same until payment in full of the Guaranteed Obligations and shall in no circumstance whatsoever attempt to set-off or reduce any obligations hereunder because of such indebtedness. If any amount shall nevertheless be paid in violation of the foregoing to a Subsidiary Guarantor by the Company or another Subsidiary Guarantor prior to payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

SECTION 8.	EFFECT OF BANKRUPTCY PROCEEDINGS, ETC.

(a) If after receipt of any payment of, or proceeds of any security applied (or intended to be applied) to the payment of all or any part of, the Guaranteed Obligations, any Holder is for any reason compelled to surrender or voluntarily surrenders (under circumstances in which it believes it could reasonably be expected to be so compelled if it did not voluntarily surrender), such payment or proceeds to any Person (i) because such payment or application of proceeds is or may be avoided, invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, fraudulent conveyance, fraudulent transfer, impermissible set-off or a diversion of trust funds or (ii) for any other similar reason, including, without limitation, (x) any judgment, decree or order of any court or administrative body having jurisdiction over any Holder or any of their respective properties or (y) any settlement or compromise of any such claim effected by any Holder with any such claimant (including the Company), then the Guaranteed Obligations or part thereof intended to be satisfied shall be reinstated and continue, and this Guaranty shall continue in full force as if such payment or proceeds had not been received, notwithstanding any revocation thereof or the cancellation of any Note or any other instrument evidencing any Guaranteed Obligations or otherwise, and the Subsidiary Guarantors, jointly and severally, shall be liable to pay the Holders, and hereby do indemnify the Holders and hold them harmless for, the amount of such payment or proceeds so surrendered and all expenses (including reasonable attorneys’ fees, court costs and expenses attributable thereto) incurred by any Holder in defense of any claim made against any of them that any payment or proceeds received by any Holder in respect of all or part of the Guaranteed Obligations must be surrendered. The provisions of this paragraph shall survive the termination of this Guaranty, and any satisfaction and discharge of the Company by virtue of any payment, court order or any Federal or state law.

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(b) If an event permitting the acceleration of the maturity of any of the Guaranteed Obligations shall at any time have occurred and be continuing, and such acceleration shall at such time be prevented by reason of the pendency against the Company or any other Person of any case or proceeding contemplated by Section 8(a) hereof, then, for the purpose of defining the obligation of any Subsidiary Guarantor under this Guaranty, the maturity of the principal amount of the Guaranteed Obligations shall be deemed to have been accelerated with the same effect as if an acceleration had occurred in accordance with the terms of such Guaranteed Obligations, and such Subsidiary Guarantor shall forthwith pay such principal amount, all accrued and unpaid interest thereon, and all other Guaranteed Obligations, due or that would have become due but for such case or proceeding, without further notice or demand.

SECTION 9.	TERM OF GUARANTY.

This Guaranty and all guarantees, covenants and agreements of each Subsidiary Guarantor contained herein shall continue in full force and effect and shall not be discharged until such time as all of the principal of and interest on the Notes, the other Guaranteed Obligations and other independent payment obligations of such Subsidiary Guarantor under this Guaranty shall be paid in cash and performed in full, and all of the agreements of each of the other Subsidiary Guarantors hereunder shall be duly paid in cash and performed in full.

SECTION 10.	CONTRIBUTION.

In order to provide for just and equitable contribution among the Subsidiary Guarantors, each Subsidiary Guarantor agrees that, to the extent any Subsidiary Guarantor makes any payment hereunder on any date which, when added to all preceding payments made by such Subsidiary Guarantor hereunder, would result in the aggregate payments by such Subsidiary Guarantor hereunder exceeding its Percentage (as defined below) of all payments then or theretofore made by all Subsidiary Guarantors hereunder, such Subsidiary Guarantor shall have a right of contribution against each other Subsidiary Guarantor whose aggregate payments then or theretofore made hereunder are less than its Percentage of all payments by all Subsidiary Guarantors then or theretofore made hereunder, in an amount such that, after giving effect to any such contribution rights, each Subsidiary Guarantor will have paid only its Percentage of all payments by all Subsidiary Guarantors then or theretofore made hereunder. A Subsidiary Guarantor’s “Percentage” on any date shall mean the percentage obtained by dividing (a) the Adjusted Net Assets of such Subsidiary Guarantor on such date by (b) the sum of the Adjusted Net Assets of all Subsidiary Guarantors on such date. “Adjusted Net Assets” means, for each Subsidiary Guarantor on any date, the lesser of (i) the amount by which the fair value of the property of such Subsidiary Guarantor exceeds the total amount of liabilities, including contingent liabilities, but excluding liabilities under this Guaranty, of such Subsidiary Guarantor on such date and (ii) the amount by which the present fair salable value of the assets of such Subsidiary Guarantor on such date exceeds the amount that will be required to pay the probable liability of such Subsidiary Guarantor on its debts, excluding debt in respect of this Guaranty, as they become absolute and matured.

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SECTION 11.	LIMITATION OF LIABILITY.

Each Subsidiary Guarantor hereby confirms that it is the intention of such Subsidiary Guarantor that the guarantee by such Subsidiary Guarantor pursuant to this Guaranty not constitute a fraudulent transfer or conveyance for purposes of Title 11 of the United States Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar applicable Federal or state law (all such statutes and laws are collectively referred to as “Fraudulent Conveyance Laws”). To effectuate the foregoing intention, each Subsidiary Guarantor hereby irrevocably agrees that the obligations of such Subsidiary Guarantor under this Guaranty shall be limited to the amount as will, after giving effect to all rights to receive any collections from or payments by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor pursuant to Section 10 hereof, result in the obligations of such Subsidiary Guarantor under this Guaranty not constituting such a fraudulent transfer or conveyance. In the event that the liability of any Subsidiary Guarantor hereunder is limited pursuant to this Section 11 to an amount that is less than the total amount of the Guaranteed Obligations, then it is understood and agreed that the portion of the Guaranteed Obligations for which such Subsidiary Guarantor is liable hereunder shall be the last portion of the Guaranteed Obligations to be repaid.

SECTION 12.	NEGATIVE PLEDGE.

Except as permitted under Section 10.4 of the Note Purchase Agreement, no Subsidiary Guarantor will create any Lien on its assets to any other Person during the pendency of this Guaranty except for Liens permitted by Section 10.4 of the Note Purchase Agreement.

SECTION 13.	SUPPLEMENTAL AGREEMENT.

Upon execution and delivery by a Subsidiary of a Supplemental Agreement substantially in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Guaranty.

SECTION 14.	DEFINITIONS AND TERMS GENERALLY.

(a) Unless otherwise defined herein, capitalized terms defined in the Note Purchase Agreement are used herein as defined therein. In addition, the following terms shall have the following meanings.

“Adjusted Net Assets” has the meaning specified in Section 10 hereof.

“Fraudulent Conveyance Laws” has the meaning specified in Section 11 hereof.

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“Guaranteed Obligations” has the meaning specified in Section 1 hereof.

“Guaranty” has the meaning specified in the introduction hereto.

“Holders” has the meaning specified in the introduction hereto.

“Material Adverse Effect” means a material adverse effect (a) on the business, financial condition, operations or Properties of a Subsidiary Guarantor taken as a whole or (b) on its ability to perform its obligations hereunder.

“Maximum Guaranteed Amount” shall mean, for each Subsidiary Guarantor, the maximum amount which any Subsidiary Guarantor could pay under this Guaranty without having such payment set aside as a fraudulent transfer or conveyance or similar action under Fraudulent Conveyance Law.

“Note Purchase Agreement” has the meanings specified in the Recitals hereto.

“Notes” has the meanings specified in the Recitals hereto.

“Percentage” has the meaning specified in Section 10 hereof.

“Required Holders” is has the meaning specified in the Note Purchase Agreement.

“Subsidiary Guarantor” has the meaning specified in the introduction hereto.

(b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Guaranty unless the context shall otherwise require.

SECTION 15.	NOTICES.

All notices under the terms and provisions hereof shall be in writing (with charges prepaid), and shall be delivered or sent by hand, by telecopy, by express courier service or by registered or certified mail, return receipt requested, postage prepaid, addressed,

(a) if to any Holder, at the address set forth in the Note Purchase Agreement, or at such other address as any such Holder shall from time to time designate to the Company,

(b) if to a Subsidiary Guarantor, at the address of such Subsidiary Guarantor set forth on the signature pages hereto or at such other address as such Subsidiary Guarantor shall from time to time designate in writing to each Holder.

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A notice or communication shall be deemed to have been duly given and effective:

(a)	when delivered (whether or not accepted), if personally delivered;

(b)	five business days after being deposited in the mail, postage prepaid, if delivered by first-class mail (whether or not accepted);

(c)	when sent, if sent via facsimile;

(d)	when delivered if sent by registered or certified mail (whether or not accepted); and

(e)	on the next Business Day if timely delivered by an overnight air courier, with charges prepaid (whether or not accepted).

SECTION 16.	AMENDMENTS, ETC.

No amendment, alteration, modification or waiver of any term or provision of this Guaranty, nor consent to any departure by any Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and consented to by the Required Holders provided, however, that any amendment, alteration, modification or waiver of the terms and conditions contained in Section 1 hereof shall require consent from all Holders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 17.	CONSENT TO JURISDICTION; SERVICE OF PROCESS.

(a) Each Subsidiary Guarantor irrevocably submits to the nonexclusive in personam jurisdiction of any New York State or federal court sitting in New York City, over any suit, action or proceeding arising out of or relating to this Guaranty or the Notes. To the fullest extent it may effectively do so under applicable law, each Subsidiary Guarantor irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the in personam jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each Subsidiary Guarantor agrees, to the fullest extent it may effectively do so under applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 17 brought in any such court shall be conclusive and binding upon such party, subject to rights of appeal and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which such party is or may be subject) by a suit upon such judgment.

(c) Each Subsidiary Guarantor consents to process being served in any suit, action or proceeding of the nature referred to in paragraph (a) of this Section 17 by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to the address of each

E-2.3- 16

Subsidiary Guarantor specified in Section 15 or at such other address of which you shall then have been notified pursuant to said Section or to any agent for service of process appointed pursuant to the provisions of Section 27. Each Subsidiary Guarantor agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the full extent permitted by law, be taken and held to be valid personal service upon and personal delivery to such party. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 17 shall affect the right of any holder of Notes to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against any Subsidiary Guarantor in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

SECTION 18.	WAIVER OF JURY TRIAL.

EACH SUBSIDIARY GUARANTOR AND BY ITS ACCEPTANCE HEREOF EACH HOLDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE NOTE PURCHASE AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

SECTION 19.	SURVIVAL.

All warranties, representations and covenants made by each Subsidiary Guarantor herein or in any written certificate or other instrument required to be delivered by it or on its behalf hereunder or under the Note Purchase Agreement shall be considered to have been relied upon by the Holders and shall survive the execution and delivery of this Guaranty, regardless of any investigation made by any Holder or on such Holder’s behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by such Subsidiary Guarantor hereunder.

SECTION 20.	SEVERABILITY.

Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Subsidiary Guarantor hereby waives any provision of law that renders any provisions hereof prohibited or unenforceable in any respect.

E-2.3- 17

SECTION 21.	SUCCESSORS AND ASSIGNS.

The terms of this Guaranty shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the Holders and their respective successors and assigns.

SECTION 22.	TABLE OF CONTENTS; HEADINGS.

The section and paragraph headings in this Guaranty and the table of contents are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof, and all references herein to numbered sections, unless otherwise indicated, are to sections in this Guaranty.

SECTION 23.	COUNTERPARTS.

This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

SECTION 24.	GOVERNING LAW.

This Guaranty shall in all respects be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles of such state.

SECTION 25.	RELEASE.

Notwithstanding any other provision hereof to the contrary, including without limitation Section 3(c)(v), 3(c)(xiv) and 3(c)(xv), a Subsidiary Guarantor shall be automatically released from its guaranty hereunder upon (i) the sale or exchange of all or substantially all of the stock or the assets of such Subsidiary Guarantor permitted pursuant to Section 10.5 of the Note Purchase Agreement and (ii) the Holders receiving an Officer’s Certificate certifying that no Default or Event or Default is occurring or will occur at the time of such release and that such Subsidiary Guarantor’s Guaranty of the Bank Credit Agreement is being concurrently released with such Subsidiary Guarantor’s guaranty hereunder, and in each of the foregoing cases such matters shall in fact be true and correct.

SECTION 26.	COVENANT COMPLIANCE.

Each Subsidiary Guarantor agrees to comply with each of the covenants contained herein and in the Note Purchase Agreement that imposes or purports to impose, by reference to such Subsidiary Guarantor, express or otherwise, through agreements with the Company, restrictions or obligations on such Subsidiary Guarantor.

E-2.3- 18

SECTION 27.	APPOINTMENT OF PROCESS AGENT.

Each Subsidiary Guarantor hereby designates and appoints [                                             ] (or any successor corporation), at its office at [                                             ], as its authorized agent to accept and acknowledge on behalf of each Subsidiary Guarantor service of any and all process which may be served in any such action, suit or proceeding with respect to any matter as to which it has submitted to jurisdiction as set forth in Section 17, and it agrees that service upon such authorized agent shall be deemed in every respect service of process upon a Subsidiary Guarantor or its respective successors or assigns, and, to the extent permitted by applicable law, shall be taken and held to be valid personal service upon it. Such designation and appointment shall be irrevocable. Each Subsidiary Guarantor represents and warrants that [                                             ] has agreed to act as such agent for service of process on behalf of each Subsidiary Guarantor. Each Subsidiary Guarantor will take all action, including the filing of any and all documents and instruments, as may be necessary to continue in full force and effect the designation and appointment as such agent of [                                             ] or any successor corporation or such other corporation as shall be satisfactory to the Required Holders, so that each Subsidiary Guarantor shall at all times have an agent for service of process for the above purposes in the County of New York, State of New York.

IN WITNESS WHEREOF, each party hereto has caused this Guaranty to be duly executed as of the date first above written.

[Subsidiary Guarantor]

By:
Name:
Title:

E-2.3- 19

EXHIBIT A

FORM OF SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT dated as of                     ,              from                     , a              corporation (the “New Subsidiary”), for the benefit of the Holders (as defined in the Guaranty referred to below). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Subsidiary Guaranty Agreement, dated as of             , 20     (the “Guaranty”), from: (i) [names of guarantors] ( ) such other Subsidiaries (as defined below) as shall become parties thereto in accordance therewith, for the benefit of the Holders (as such term is defined in such Guaranty).

WHEREAS, OLD DOMINION FREIGHT LINE, INC., a Virginia corporation (the “Company”), has authorized the issue and sale of (i) $100,000,000 aggregate principal amount of the its 5.85% Series A Senior Notes, Tranche A, due April 25, 2016 and (ii) $75,000,000 aggregate principal amount of its 5.85% Series A Senior Notes, Tranche B, due April 25, 2016 (collectively, the “Series A Notes”), pursuant to the Note Purchase Agreement, dated as of April 25, 2006 (as amended, modified or supplemented from time to time, the “Note Purchase Agreement”) among the Company and the purchasers named therein.

WHEREAS, the Company is authorized to issue Additional Notes (as such term is defined in the Note Purchase Agreement) of one or more separate series from time to time in an aggregate principal amount not to exceed $500,000,000 pursuant to Section 2.2 of the Note Purchase Agreement.

WHEREAS, the Additional Notes together with the Series A Notes are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement).

WHEREAS, the New Subsidiary is a Subsidiary of the Company.

WHEREAS, the existing Subsidiaries of the Company have entered into the Guaranty.

WHEREAS, the Note Purchase Agreement requires that certain Subsidiaries become party to the Guaranty (as a Subsidiary Guarantor).

WHEREAS, the New Subsidiary acknowledges that it will derive substantial benefits from the issuance of the Notes.

WHEREAS, the Guaranty specifies that additional Subsidiaries may become Subsidiary Guarantors under such Guaranty by execution and delivery of an instrument in the form of this Agreement. The undersigned Subsidiary is executing this Agreement in accordance with the requirements of the Note Purchase Agreement in order to become a Subsidiary Guarantor under the Guaranty as consideration for the Notes previously purchased.

NOW, THEREFORE, the New Subsidiary Guarantor agrees as follows:

Section 1. Guaranty. In accordance with Section 13 of the Guaranty, the New Subsidiary by its signature hereto shall become a Subsidiary Guarantor under such Guaranty with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary hereby (a) agrees to all the terms and provisions of such Guaranty applicable to it as a Subsidiary Guarantor thereunder, (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor are true and correct on and as of the date hereof with the same effect as though made on and as of the date hereof, (c) acknowledges receipt of a copy of and agrees to be obligated and bound by the terms of such Guaranty, and (d) agrees that each reference to a “Subsidiary Guarantor” in such Guaranty shall be deemed to include the New Subsidiary.

Section 2. Enforceability. The New Subsidiary hereby represents and warrants that this Agreement has been duly authorized, executed and delivered by the New Subsidiary and constitutes a legal, valid and binding obligation of the New Subsidiary enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the applicability of creditors’ rights generally and by equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3. Effect on Guaranty. Except as expressly supplemented hereby, the Guaranty shall continue in full force and effect.

Section 4. GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

Section 5. Savings Clause. To the fullest extent permitted under applicable law, in the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect with respect to the New Subsidiary, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 6. Notices. All communications to the New Subsidiary shall be given to it at the address or telecopy number set forth under its signature hereto.

IN WITNESS WHEREOF, the New Subsidiary has duly executed this Agreement as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:
Address:

Telecopy:

FORM OF OPINION OF GENERAL COUNSEL

TO THE COMPANY

The closing opinion of Joel McCarty, General Counsel of the Company, which is called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

1. The Company has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing in the Commonwealth of Virginia and as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary except in jurisdictions where the failure to be so qualified or licensed would not have a material adverse effect on the business of the Company.

2. The issuance and sale of the Series A Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement do not violate any provision of any law or other rule or regulation of any Governmental Authority applicable to the Company or conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any property of the Company pursuant to the provisions of the Articles of Incorporation or By-laws of the Company or any agreement or other instrument known to such counsel to which the Company is a party or by which the Company may be bound.

4. There are no actions, suits or proceedings pending or, to the knowledge of such counsel after due inquiry, threatened against or affecting the Company in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would have a materially adverse effect on the properties, business, profits or condition, (financial or otherwise) of the Company or the ability of the Company to perform its obligations under the Note Purchase Agreement and the Series A Notes or on the legality, validity or enforceability of the Company’s obligations under the Note Purchase Agreement and the Series A Notes. To the knowledge of such counsel, the Company is not in default with respect to any court or governmental authority, or arbitration board or tribunal.

The opinion of Joel McCarty, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company. The opinion of Joel McCarty may be limited to the federal laws of the United States and the laws of the State of North Carolina.

EXHIBIT 4.4(a)

(to Note Purchase Agreement)

FORM OF OPINION OF SPECIAL COUNSEL

TO THE COMPANY

The closing opinion of Womble Carlyle Sandridge & Rice, PLLC, special counsel to the Company, which is called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in scope and form to each Purchaser and shall be to the effect that:

1. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to execute, deliver and perform the Note Purchase Agreement and to issue the Notes.

2. The Note Purchase Agreement has been duly authorized by all necessary corporate action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding contract of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

4. The Series A Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding contract of the Company enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal or state, is necessary in connection with the execution and delivery of the Note Purchase Agreement or the Series A Notes.

6. The issuance, sale and delivery of the Series A Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Series A Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

7. Neither the issuance of the Series A Notes nor the application of the proceeds of the sale of the Series A Notes will violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulation issued pursuant thereto, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System.

8. The Company is not an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

EXHIBIT 4.4(b)

(to Note Purchase Agreement)

The opinion of Womble Carlyle Sandridge & Rice, PLLC, shall cover such other matters relating to the sale of the Notes as each Purchaser may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and other officers of the Company. The opinion of Womble Carlyle Sandridge & Rice, PLLC may be limited to the federal laws of the United States and the laws of the State of North Carolina.

E-4.4(b)-2

FORM OF OPINION OF SPECIAL COUNSEL

TO THE PURCHASERS

The closing opinion of Chapman and Cutler LLP, special counsel to the Purchasers, called for by Section 4.4 of the Note Purchase Agreement, shall be dated the date of Closing and addressed to each Purchaser, shall be satisfactory in form and substance to each Purchaser and shall be to the effect that:

1. The Note Purchase Agreement constitutes the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

2. The Series A Notes constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors’ rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

3. The issuance, sale and delivery of the Series A Notes under the circumstances contemplated by the Note Purchase Agreement do not, under existing law, require the registration of the Series A Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

With respect to matters of fact upon which such opinion is based, Chapman and Cutler LLP may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Series A Notes.

The opinion of Chapman and Cutler LLP is limited to the laws of the State of New York and the Federal laws of the United States.

EXHIBIT 4.4(c)

(to Note Purchase Agreement)

OLD DOMINION FREIGHT LINE, INC.

[NUMBER] SUPPLEMENT TO NOTE PURCHASE AGREEMENT

Dated as of

Re: $                    % Series                      Senior Notes

DUE

EXHIBIT S

(to Note Purchase Agreement)

OLD DOMINION FREIGHT LINE, INC.

[STREET ADDRESS]

[CITY, STATE ZIP]

Dated as of

                    , 20

To the Purchaser(s) named in

Schedule A hereto

Ladies and Gentlemen:

This [Number] Supplement to Note Purchase Agreement (the “Supplement”) is between OLD DOMINION FREIGHT LINE, INC., a Virginia corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Purchasers”).

Reference is hereby made to that certain Note Purchase Agreement dated as of April 25, 2006 (the “Note Purchase Agreement”) between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.14 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

The Company hereby agrees with the Purchaser(s) as follows:

1. The Company has authorized the issue and sale of $                     aggregate principal amount of its             % Series              Senior Notes due             ,              (the “Series              Notes”). The Series              Notes, together with the Series A Notes [and the Series              Notes] initially issued pursuant to the Note Purchase Agreement [and the              Supplement] and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series              Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Purchaser(s) and the Company.

2. Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Company, Series              Notes in the principal amount set forth opposite such Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

3. The sale and purchase of the Series              Notes to be purchased by each Purchaser shall occur at the offices of [            ] at 10:00 A.M. Chicago time, at a closing (the “Closing”) on             ,              or on such other Business Day thereafter on or prior to             ,              as may be agreed upon by the Company and the Purchasers. At the Closing, the Company will deliver to each Purchaser the Series              Notes to be purchased by such Purchaser in the form of a single Series              Note (or such greater number of Series              Notes in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of such Purchaser’s nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [            ] at              Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information]. If, at the Closing, the Company shall fail to tender such Series              Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser’s satisfaction, such Purchaser shall, at such Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

4. The obligation of each Purchaser to purchase and pay for the Series              Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series              Notes to be purchased at the Closing, and to the following additional conditions:

(a) Except as supplemented, amended or superceded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer’s Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

(b) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Series              Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

5. [Here insert special provisions for Series              Notes including prepayment provisions applicable to Series              Notes (including Make-Whole Amount) and closing conditions applicable to Series              Notes].

6. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series              Notes by such Purchaser.

7. The Company and each Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Purchaser were an original signatory to the Note Purchase Agreement.

The execution hereof shall constitute a contract between the Company and the Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

OLD DOMINION FREIGHT LINE, INC.

By
Name:
Title:

Accepted as of                     ,

[VARIATION]

By
Name:
Title:

[The undersigned, as of the date hereof, constitutes all of the Subsidiary Guarantors under the Subsidiary Guaranty. Each of the undersigned consents to this Supplement and confirms and ratifies all of its obligations under the Subsidiary Guaranty including in respect of the Series              Notes issues pursuant to this Supplement.

[LIST OF ALL SUBSIDIARY GUARANTORS, IF ANY]

By
Name
	Title	]

INFORMATION RELATING TO PURCHASERS

NAME AND ADDRESS OF PURCHASER	PRINCIPAL AMOUNT OF SERIES ______ NOTES TO BE PURCHASED
[NAME OF PURCHASER]	$

(1) All payments by wire transfer of immediately available funds to:

with sufficient information to identify the source and application of such funds.

(2) All notices of payments and written confirmations of such wire transfers:

(3) All other communications:

SCHEDULE A

(to Supplement)

SUPPLEMENTAL REPRESENTATIONS

The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement is true and correct in all material respects as of the date hereof with respect to the Series              Notes with the same force and effect as if each reference to “Series A Notes” set forth therein was modified to refer the “Series              Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the              Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Purchase Agreement which are supplemented hereby:

Section 5.3. Disclosure. The Company, through its agent, [            ] has delivered to each Purchaser a copy of a Private Placement Memorandum, dated              (the “Memorandum”), relating to the transactions contemplated by the              Supplement. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. The Note Purchase Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreement and the              Supplement and the financial statements listed in Schedule 5.5 to the              Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since             , there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 to the              Supplement contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, and all other Investments of the Company and its Subsidiaries, (ii) the Company’s Affiliates, other than Subsidiaries, and (iii) the Company’s directors and senior officers.

Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series              Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than [            ] other Institutional Investors, each of which has been offered the Series              Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

EXHIBIT A

(to Supplement)

Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series              Notes to              and for general corporate purposes. No part of the proceeds from the sale of the Series              Notes pursuant to the              Supplement will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 2% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 2% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.

Section 5.15. Existing Debt; Future Liens. (a) Schedule 5.15 to the              Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of             , since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

[Add any additional Sections as appropriate at the time the Series              Notes are issued]

[FORM OF SERIES              NOTE]

OLD DOMINION FREIGHT LINE, INC.

    % SERIES              SENIOR NOTE DUE

No. [ ]	[Date]
$[ ]	PPN [ ]

FOR VALUE RECEIVED, the undersigned, Old Dominion Freight Line, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the commonwealth of Virginia, hereby promises to pay to [                            ], or registered assigns, the principal sum of [                                ] DOLLARS (or so much thereof as shall not have been prepaid) on             , with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of             % per annum from the date hereof, payable semiannually, on the              day of              and              in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, at a rate per annum from time to time equal to [2% above the stated rate], on any overdue payment of interest and, during the continuance of an Event of Default, on the unpaid balance hereof and on any overdue payment of any Make-Whole Amount, payable [semiannually] as aforesaid (or, at the option of the registered holder hereof, on demand).

Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at                             , in                             , or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Note Purchase Agreement dated as of April [    ], 2006 (as from time to time amended, supplemented or modified, the “Note Purchase Agreement”), between the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) made the representations set forth in Sections 6.2 and 6.3 of the Note Purchase Agreement, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

This Note is registered with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

[The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreement.] [This Note is not subject to regularly scheduled prepayments of principal.] This Note is [also] subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

Pursuant to the terms of the Note Purchase Agreement, certain Subsidiaries of the Company from time to time are required to enter into a Subsidiary Guaranty, pursuant to which such Subsidiaries will absolutely and unconditionally guarantee payment in full of the principal of, Make-Whole Amount, if any, and interest on this Note and the performance by the Company of its obligations contained in the Note Purchase Agreement all as more fully set forth in said Subsidiary Guaranty.

If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

OLD DOMINION FREIGHT LINE, INC.

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